UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SOCKET MOBILE, INC.
(Name of Registrant as Specified in its Charter)

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This document is being refiled solely for the purpose of correcting an error in the EDGAR file type. Previously it was incorrectly filed under form type DEFC14A (File No. 001-13810). It is now being filed under file type DEF14A.

SOCKET MOBILE, INC.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 15, 2024

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Socket Mobile, Inc., a Delaware corporation (the "Company"), to be held Wednesday, May 15, 2024, at 10:30 AM PDT, in a virtual meeting format. To obtain the meeting link, stockholders should send an email request to the Company’s Chief Financial Officer, Lynn Zhao at lynn@socketmobile.com. The request must include the control number from your proxy voting card. The purposes of the meeting are as follows:

(1)       To elect the five director nominees named in the accompanying Proxy Statement, each to serve for a term of one year and until their respective successors are elected.

(2)       To approve on a non-binding, advisory basis the compensation of Company’s named executive officers, as described in the accompanying Proxy Statement.

(3)       To approve an amendment to the 2004 Equity Incentive Plan to provide for a one-time stock option exchange program.

(4)       To ratify the appointment of Sadler, Gibb & Associates, LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2024.

(5)       To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on March 22, 2024, are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible following the instructions on your proxy ballot.

Sincerely,

Kevin Mills

President and Chief Executive Officer

Fremont, California

March 27, 2024

YOUR VOTE IS IMPORTANT.

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING,
YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE, OR VOTE BY PHONE OR BY INTERNET WHERE AVAILABLE.

This Proxy is solicited on behalf of the Board of Directors of Socket Mobile, Inc.

2024 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of SOCKET MOBILE, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 27, 2024 and hereby appoints Kevin J. Mills and Lynn Zhao, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2024 Annual Meeting of Stockholders of SOCKET MOBILE, INC. to be held on Wednesday, May 15, 2024 at 10:30 a.m. Pacific Time, in a virtual meeting format (To obtain the meeting link, stockholders should send an email request to the Company’s Chief Financial Officer, Lynn Zhao at lynn@socketmobile.com. The request must include the control number from their proxy voting card), and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, on the matters set forth below:

1.	ELECTION OF FIVE DIRECTORS.

[_] FOR all nominees listed [_] Withhold Authority to vote for ALL Nominees Listed

Nominees: Charlie Bass; Kevin Mills; Bill Parnell; Ivan Lazarev; Lynn Zhao

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

Charlie Bass; Kevin Mills; Bill Parnell; Ivan Lazarev; Lynn Zhao

2.	APPROVAL OF EXECUTIVE COMPENSATION POLICIES AND PRACTICES (“SAY-ON-PAY”)

[_] FOR	[_] AGAINST	[_] ABSTAIN

3.	PROPOSAL TO APPROVE AN AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN TO PROVIDE A ONE-TIME STOCK OPTION EXCHANGE PROGRAM.

[_] FOR	[_] AGAINST	[_] ABSTAIN

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

[_] FOR	[_] AGAINST	[_] ABSTAIN

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF EXECUTIVE COMPENSATION POLICIES AND PRACTICES, AND FOR THE RATIFICATION OF SADLER, GIBB & ASSOCIATES, LLC AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

, 2024
Signature	Signature	Date

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

SOCKET MOBILE, INC.

PROXY STATEMENT FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Socket Mobile, Inc. (the "Company"), for use at the 2024 Annual Meeting of Stockholders to be held Wednesday, May 15, 2024, at 10:30 AM PDT, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of 2024 Annual Meeting of Stockholders. The 2024 Annual Meeting will be held in a virtual meeting format. To obtain the meeting passcode, stockholders need to send an email request to the Company’s Chief Financial Officer, Lynn Zhao at lynn@socketmobile.com. The request must include the control number from the stockholder’s proxy card.

On or about April 1, 2024, we will begin sending the Notice of 2024 Annual Meeting of Stockholders, this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), and a proxy card to all stockholders entitled to vote at the 2024 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The proxy materials are available at https://www.socketmobile.com/about-us/investor-relations/stockholder-meeting-information Stockholders may access the Notice of 2024 Annual Meeting, this Proxy Statement, our Annual Report and form of proxy card at this site to read, download the documents, and/or request a copy by email. Printed copies may also be requested by email at proxymaterials@socketmobile.com or by telephone at 800-865-9384.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

Holders of record of our Common Stock at the close of business on March 22, 2024 (the "Record Date") are entitled to notice of and to vote at the 2024 Annual Meeting. At the Record Date, 7,547,327 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote. The Company also has 1,126,207 shares subject to unvested restricted stock awards, and each share of the restricted stock award is entitled to one vote. The Company has no other class of voting securities outstanding and entitled to be voted at the meeting.

The persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of the Record Date were Charlie Bass, Chairman of the Company’s Board of Directors and Kevin Mills, the Company’s President and Chief Executive Officer. Please see the section entitled "Security Ownership of Certain Beneficial Owners and Management" for more information on these holdings.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the 2024 Annual Meeting and voting at the meeting. If voting in at the meeting, confirmation of revocation or non-submission of your proxy should be obtained prior to the meeting from the organization where the proxy was originally filed.

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VOTING AND SOLICITATION

Generally, each stockholder is entitled to one vote for each share of Common Stock held on all matters to be voted on by the stockholders. If, however, any stockholder at the 2024 Annual Meeting gives notice of his or her intention to cumulate votes with respect to the election of directors (Proposal One), then each stockholder may cumulate such stockholder votes for the election of directors and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock that such stockholder is entitled to vote, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than five candidates. However, no stockholder shall be entitled to cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of the intention to cumulate votes. On all other matters, stockholders may not cumulate votes.

The Company will pay the entire cost of soliciting proxies, including the preparation , assembly, printing, mailing and distribution of the proxy materials. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, email, or facsimile.

QUORUM; VOTE REQUIRED; ABSTENTIONS; BROKER NON-VOTES

The presence at the 2024 Annual Meeting, online or by proxy, of the holders of a majority in voting power of the Common Stock outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business.

If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the 2024 Annual Meeting for the purpose of determining a quorum. Broker non-votes will also be counted as present for the purpose of determining the presence of a quorum. A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares.

Proposal One.  Election of Directors. Directors are elected by a plurality of the votes of the shares present online or represented by proxy at the meeting and entitled to vote on the election of directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director. If a quorum is present at the meeting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. As a result, any shares not voted “for” a particular nominee (whether as a result of “withhold” votes or broker non-votes) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Proposal Two. Vote on Named Executive Officer Compensation (“Say on Pay”). Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers described in this Proxy Statement requires the affirmative vote of a majority of the shares present online or represented by proxy at the meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions represent shares present and entitled to vote and thus, will have the same effect as votes “against” this proposal. Because your vote is advisory, it will not be binding on the Company or the Board of Directors. However, the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal Three. 2004 Equity Incentive Plan Amendment. Approval of an amendment to the 2004 Equity Incentive Plan to provide for a one-time stock option exchange program requires the affirmative vote of a majority of the shares present online or represented by proxy at the meeting and entitled to vote thereon . You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions represent shares present and entitled to vote and thus, will have the same effect as votes “against” this proposal.

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Proposal Four. Auditor Ratification. Approval of the ratification of the appointment of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accountants for the fiscal year ending December 31, 2024, requires the affirmative vote of a majority of the shares present online or represented by proxy at the meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions represent shares present and entitled to vote and thus, will have the same effect as votes “against” this proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s annual meetings of stockholders by submitting their proposals in writing to the Company’s Secretary in a timely manner. The Company currently intends to hold its 2025 Annual Meeting of Stockholders in May 2025 and to provide proxy statements relating to such meeting in April 2025. For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders, the Company’s Secretary must receive the written proposal at the Company’s principal executive offices not later than December 2, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to: Socket Mobile, Inc., 40675 Encyclopedia Cir., Fremont, CA 94538, Attention: Secretary.

The Company’s bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in the Company’s proxy statement for that meeting. Under the Company's bylaws, a written notice of any stockholder nomination to the board or proposal of business must be delivered to or mailed and received by the Secretary of the Company not less than ninety (90) days prior to the meeting; provided, however, that in the event that less than one-hundred (100) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting is mailed or such public disclosure is made. To be in proper form, a stockholder's notice to the Secretary shall set forth: (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed; (ii) representations that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, as applicable, that such stockholder intends to appear by proxy at the meeting to nominate the person or persons specified in the notice or propose such business; (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and (v) if applicable, the consent of each nominee to serve as director of the Company if so elected. The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure. Stockholders can obtain a copy of the Company's bylaws from the Company upon request. The Company's bylaws are also on file with the Securities and Exchange Commission.

To be timely for the Company’s 2025 Annual Meeting of Stockholders, a stockholder must deliver written notice by February 15, 2025.

In addition, to comply with Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees (other than the Company’s nominees) at the Company’s 2025 Annual Meeting of Stockholders must provide notice to the Company’s Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2025, except that, if the Company holds its 2025 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary of the date of the 2024 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the Company’s 2025 Annual Meeting of Stockholders or the 10th calendar day following the day on which public announcement of the date of such meeting is first made.

Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our amended and restated bylaws as described above.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors (the “Board”) currently consists of the following members: Charlie Bass, Kevin Mills, Bill Parnell, Ivan Lazarev, Lynn Zhao, Laura Weinstein, and Giacomo Marini. Each member of the Board was elected at the 2023 Annual Meeting of Shareholders. The Board has nominated the current directors for re-election at the 2024 Annual Meeting except for Ms. Laura Weinstein and Mr. Giacomo Marini, who have determined not to stand for re-election.

The proxy holders will vote to elect as directors the five nominees named below unless a proxy card is marked otherwise. If a person other than a management nominee is nominated at the 2024 Annual Meeting, the holders of the proxies may choose to cumulate their votes and allocate them among such nominees of management as the proxy holders shall determine in their discretion to elect as many nominees of management as possible. The five candidates receiving the highest number of votes will be elected. In the event any nominee is unavailable for election, which is not currently anticipated, the proxy holders may vote in accordance with their judgment for the election of substitute nominees designated by the Board of Directors.

Five directors will be elected for one-year terms expiring at the 2025 Annual Meeting of Stockholders, subject to the election and qualification of their successors or their earlier death, resignation, or removal. Background information about each director nominee is set forth below, including information regarding the specific experiences, characteristics, attributes, and skills considered in connection with the nomination of each director nominee, all of which the Board believes provide the Company with the perspective and judgment needed to guide, monitor, and execute its strategies. Information on committee assignments reflects current assignments to be reviewed at the first meeting of the Board following the election. Information on age is as of the record date of March 22, 2024. There are no family relationships among any of our directors, director nominees or executive officers.

Name of Nominee (4)	Age	Position(s) Currently Held With the Company	Director Since
Charlie Bass (1)(2)	82	Chairman of the Board	1992
Kevin Mills	63	President, Chief Executive Officer, and Management Director	2000
Bill Parnell (1)(2)(3)	68	Independent Director	2017
Ivan Lazarev (2)(3)	66	Independent Director	2019
Lynn Zhao	55	VP Finance & Administration, CFO, Secretary, and Management Director	2019

(1) Member of the Audit Committee.

(2) Member of the Nominating Committee.

(3) Member of the Compensation Committee.

(4) Committee assignments will be reviewed at the first meeting of the Board following the election.

Charlie Bass co-founded the Company in March 1992 and has been the Chairman of the Board of Directors from such time to the present. Dr. Bass served as the Company's Chief Executive Officer from April 1997 to March 2000. Dr. Bass has served as the Trustee of The Bass Trust since April 1988. Dr. Bass holds a Ph.D. in electrical engineering from the University of Hawaii.

Kevin Mills was appointed the Company's President, Chief Executive Officer and a director of the Company in March 2000. He served as the Company's Chief Operating Officer from September 1998 to March 2000. Mr. Mills joined the Company in September 1993 as Vice President of Operations and has also served as our Vice President of Engineering. Prior to joining the Company, Mr. Mills worked from September 1987 to August 1993 at Logitech, Inc., a computer peripherals company, serving most recently as its Director of Operations. He holds a B.E. in Electronic Engineering with honors from the University of Limerick, Ireland.

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Bill Parnell has been a director of the Company since June 2017. Mr. Parnell was President and CEO of Datalogic ADC from January 2012 thru July 2015 and President and CEO of its predecessors: 1) Datalogic Scanning from March 2006 through December 2011 (initially known as PSC, Inc. and later including the related operations of Datalogic) and 2) Datalogic Mobile from January 2011 thru December 2011. Datalogic is a supplier of Automatic Data Capture and Industrial Automation products for the retail, manufacturing, transportation and logistics, and healthcare industries. Mr. Parnell holds an MBA from the University of Washington and a Bachelor of Science Degree in Physics from Utah State University.

Ivan Lazarev has been a director of the Company since October 2019. Mr. Lazarev is the owner of GCC, LLC, an investment and technology consulting company. Prior to GCC, Mr. Lazarev was the Group Head of Experiential Solutions at Aventri and he led Aventri’s global strategy around onsite services and technology while managing the team members who worked on onsite services for client events from late 2018 through 2020. Mr. Lazarev co-founded ITN International in 1999 and served as its chief executive officer from 1999 through 2018 when ITN International was acquired by Aventri. ITN International introduced the first web and contactless NFC smart card registration and information management system - the BCARD System. Prior to ITN International, Mr. Lazarev served as Vice President of eExpo for 5 years, where he was instrumental in the company's decision to invest in internet technology, earning eExpo the reputation as a technological leader in the U.S. event industry. Mr. Lazarev holds a master’s degree in mechanical engineering from Arts & Métiers in Paris, France and an MBA in International Business from the University of South Carolina.

Lynn Zhao has been a director of the Company and has served as a VP Finance and Administration and CFO since May 2019. She had previously served as the Company’s Controller since January 2015 and was appointed Vice President and Controller in September 2017. She has served as a member of the Company’s Executive Leadership team since her appointment as VP and Controller. Ms. Zhao previously served as general accounting manager from December 2000 through January 2015. Ms. Zhao holds an MBA degree from San Jose State University and a Bachelor of Science degree in Chemistry from Xiamen University in China.

BOARD MEETINGS AND COMMITTEES

The Board of Directors has determined that all of the nominees, except Mr. Mills and Ms. Zhao, satisfy the definition of "independent director," as established by Nasdaq listing standards. The Board of Directors has an Audit Committee, a Nominating Committee, and a Compensation Committee. Each committee has adopted a written charter, all of which are available on the Company's website at https://www.socketmobile.com/about-us/investor-relations/corporate-governance. The Board of Directors has also determined that each member of the Audit Committee, the Nominating Committee, and the Compensation Committee satisfies the definition of "independent director," as established by Nasdaq listing standards.

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The Board of Directors held a total of five meetings during the end ended December 31, 2023. The independent directors met separately without management or the management directors at all of the Board meetings held during 2023. The Company strongly encourages members of the Board of Directors to attend all meetings, including meetings of committees on which they serve. During 2023, each director attended at least seventy five percent of the meetings of the Board of Directors and the Board committees on which he/she served.

The Audit Committee consists of Messrs. Bass (Chairman), Parnell, and Marini, with Mr. Marini not seeking re-election. The members of the Audit Committee each qualify as "independent" under the standards established by the Securities and Exchange Commission for members of audit committees. The Audit Committee also includes one member, Dr. Bass, who has been determined by the Board of Directors to meet the qualifications of an "audit committee financial expert" in accordance with Securities and Exchange Commission rules. Stockholders should understand that this designation is a disclosure required by the Securities and Exchange Commission relating to Dr. Bass' experience and understanding with respect to certain accounting and auditing matters. This designation does not impose upon Dr. Bass any duties, obligations or liabilities that are greater than are generally imposed on him as a member of the Audit Committee, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board of Directors.

The Audit Committee held four meetings during the year ended December 31, 2023. The Audit Committee is responsible for appointing, compensating, and overseeing actions taken by the Company's independent accountants, and reviews the Company's internal financial controls and financial statements. The Audit Committee also oversees management’s assessment and management of risks. Management and the independent accountants participated in all meetings of the Audit Committee. Portions of each Audit Committee meeting were held between the Audit Committee members and the independent accountants without the presence of management. The Committee reviewed the financial statements and the annual audit results, including the independent accountants’ assessment of the Company’s internal controls and procedures, and discussed with the independent accountants the matters denoted as required communications by Auditing Standard AS1301, Communications with Audit Committees. The meetings also included a discussion and review of auditor independence and a recommendation to the Board of Directors to approve the issuance of the financial statements for the year ended December 31, 2023. The report of the Audit Committee for the year ended December 31, 2023, is included in this Proxy Statement. The Audit Committee Charter is available on the Corporate Governance section of the Company’s website at https://www.socketmobile.com/about-us/investor-relations/corporate-governance.

The Nominating Committee Chairman is Dr. Bass who works with the other independent directors as a committee of the whole to consider and recommend nominations for the Board of Directors and facilitate the self-assessment of Board performance by the independent directors. The independent directors discussed nominations at the first regular board meeting of the year and Dr. Bass followed up with each candidate. The role of the Nominating Committee is to determine that all nominated directors are willing and able to serve as a director for the ensuing year and recommend their nomination. For 2025, the Nominating Committee will consider nominees recommended by security holders. Such nominations should be made in writing to the Company, attention Corporate Secretary, no later than November 15, 2024, in order to be considered for inclusion in next year’s proxy statement. The Nominating Committee Charter is available on the Corporate Governance section of the Company’s website at https://www.socketmobile.com/about-us/investor-relations/corporate-governance.

The Compensation Committee consists of Mr. Parnell (Chairman), Mr. Lazarev, and Ms. Weinstein, with Ms. Weinstein not seeking re-election. The Compensation Committee is responsible for determining salaries, incentives, and other forms of compensation for directors and officers of the Company, approving stock options and restricted stock award grants, approving the Company's incentive compensation and benefit plans, and providing oversight of all matters affecting compensation including overseeing management’s assessment and management of compensation-related risks. The Compensation Committee Charter is available on the Corporate Governance section of the Company's website at https://www.socketmobile.com/about-us/investor-relations/corporate-governance.

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COMPENSATION OF DIRECTORS

Regular meetings of the Board of Directors are scheduled once per quarter. Directors who are not employees of the Company receive $8,000 per regular meeting of the Board of Directors that they attend. Committee chairpersons receive an additional $2,000 per regular meeting to recognize the additional responsibilities and workload for the committee leadership positions. Non-employee directors are also entitled to participate in the Company's 2004 Equity Incentive Plan. Grants of equity to non-employee directors are made annually as compensation for Board service, committee service, and committee and Board leadership positions, generally at the time of the annual election of the Board of Directors. Additional grants may be awarded in recognition of services beyond normal board duties. See “Director Compensation” for information regarding restricted stock grants awarded in 2023.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

If a quorum is present at the Annual Meeting, the five nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE COMPANY'S NOMINEES FOR DIRECTORS.

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PROPOSAL TWO

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Each year our stockholders have the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers (“NEO”). As described in “Compensation Discussion and Analysis” and elsewhere in this proxy statement, we seek to closely align the interests of our executive officers with the interests of our stockholders and to attract, motivate and retain our named executive officers who are critical to our success. Our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

The base salaries paid to our named executive officers are compared to equivalent positions in similar-sized companies and geographic regions in similar fields of business reflected in regional compensation surveys. Base salaries for executives are generally targeted between the median and 75th percentile of compensation levels for equivalent positions in similar-sized companies and geographic regions in similar fields of business but may be set to higher or lower levels to recognize a particular executive’s role, responsibilities, skills, experience, and performance.

Variable performance-based incentive compensation targets are set each year for named executive officers. Target awards for named executive officers are intended to motivate and reward executives to meet or exceed financial performance goals of revenue attainment and operating profitability measured annually based on individual performance goals, actual financial results for revenue and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), a common measure of operating performance, compared to an annual financial plan approved by the Board of Directors. Awards may only be paid for a portion of EBITDA profits earned in the measurement period.

Long-term incentive awards for our named executive officers consist of equity awards that are granted at the fair market value on the date of grant. Granted shares vest over a period of time, typically 4 years, through the stockholder-approved 2004 Equity Incentive Plan. The goal is to align the financial interests of the named executive officers with those of stockholders by providing significant incentives to manage the Company from the perspective of an owner with an equity stake in the business. The Compensation Committee determines the size of each award based on the individual’s level of responsibility, recent performance, his or her potential for future responsibility and promotion, the number of unvested options held by the individual at the time of the new grant, and the size of the available stock award pool.

The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our Chief Executive Officer, our Chief Financial Officer, and our two other most highly compensated executive officers, who are collectively referred to as our “named executive officers,” which is disclosed elsewhere in this proxy statement. The vote is advisory, which means that it is not binding on the Board of Directors, the Compensation Committee, or the Company in any way. However, the Compensation Committee will review the outcome of the vote and take it into consideration when considering future executive compensation policies and decisions.

We ask our stockholders to vote “FOR” the following resolution at the 2024 Annual Meeting:

RESOLVED, that the stockholders of Socket Mobile, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2024, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2024 Annual Meeting of Stockholders.

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VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

Approval of the compensation of the Company’s named executive officers as described in this Proxy Statement requires the affirmative vote of a majority of the shares present online or represented by proxy at the meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE FOREGOING RESOLUTION.

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PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN TO ALLOW STOCK OPTION EXCHANGE PROGRAM

Introduction

On January 31, 2024, our Board of Directors determined that it is in the best interests of the Company and its stockholders to seek authority from our stockholders for a one-time stock option exchange program. This initiative aims to uphold the Company’s equity compensation goals. The maximum number of shares of Company Common Stock subject to options eligible for the exchange program is 761,204, (which, as of March 22, 2024, is the number of shares subject to eligible options) collectively referred as the “eligible options”, granted under our 2004 Equity Incentive Plan (the “2004 Incentive Plan”). Implementing such an exchange program will require an amendment to the 2004 Incentive Plan. Other than the amendment to implement the proposed exchange program, no other changes are being made to the 2004 Incentive Plan.

EXCHANGE PROGRAM

If this proposal is approved by the stockholders, we intend to offer the exchange program to all employees, executive officers, directors and consultants of the Company who are employed by, or providing services to, us throughout the duration of the exchange program (the employees, executive officers, directors and consultants eligible for the exchange are referred to herein as “eligible participants” or “service providers”) and who hold eligible options.

Our Board of Directors may commence the exchange program within 120 days of the date this proposal is approved by the stockholders. Within this timeframe, the actual start date will be determined at the discretion of the Board. Even if stockholders approve the proposal, however, the Board may later determine not to implement the exchange program. If the exchange program does not commence within 120 days of stockholder approval, the Company will consider any exchange program commenced thereafter to be a new one, requiring new stockholder approval under the 2004 Incentive Plan.

CHANGES BEING MADE TO THE 2004 INCENTIVE PLAN

The amendment to the 2004 Incentive Plan permits the Company to commence a one-time stock option exchange to allow our eligible employees, executive officers, directors and consultants to surrender certain outstanding stock options that currently are “underwater” (meaning the exercise prices of such options are greater than our current stock price) in exchange for new options to purchase the same number of shares of our Common Stock granted under the 2004 Incentive Plan, but with a new 10-year term, a new, 4-year vesting schedule, a per share exercise price equal to the fair market value of our Common Stock on the new date of grant and which, once vested, would remain exercisable for the full term of the option unless terminated earlier under the dissolution, liquidation or change in control provisions of the 2004 Incentive Plan. Our Board of Directors believes that this program will be beneficial to stockholders by minimizing the risk of unnatural fluctuations in our stock price from the high volume trading that could result if these eligible option holders rush to exercise before the option expiration dates and then sell some or all of the purchased shares in the market in a short window. In addition, our Board of Directors believes that this program will enhance long term stockholder value by restoring meaningful retention and incentive benefits associated with these awards.

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Reasons for implementing an exchange program

Equity awards have been, and continue to be, a key part of our incentive compensation and retention programs and are designed to motivate and reward our service providers’ efforts. We believe that to develop and market competitive products, we need to maintain competitive compensation and incentive programs.

As of March 22, 2024, the eligible options, which are held by long-term, valued employees, currently are “underwater.” The closing price of a share of our common stock on March 22, 2024 was $1.03. The per share exercise prices of the eligible options range from $1.08 to $5.92.

Additionally, some of the eligible options are approaching the expiration of their maximum term. if the optionees holding these options otherwise want to exercise before the options expire, whether because options do have value before they expire (that is, they come back “in-the-money”) or otherwise, it raises a concern that the exercise of these options and subsequent sale of even a relatively small portion of the purchased shares could cause unnatural fluctuations in our stock price, due to the high volume of shares that likely would be sold into the market as a result.

Whether the eligible options are exercised or expire by their terms, they will no longer provide the strong retention and incentive benefits we need from our equity compensation program. Additionally, the eligible options are currently “underwater,” which adds to our concerns regarding their impact on retention and incentives. As a result, to the extent that the eligible options expire before benefits can be realized, or that unusually high trading activity depresses returns on the exercise of these options and/or the sale of the shares purchased under the options, we believe there is high risk that the objectives of equity program to retain and motivate service providers and aligning their interests with those of our stockholders will not be achieved. The Company needs to retain and motivate its employees, and reinvigorating the retention and incentive value of these options through this exchange program is a key step toward that objective.

We believe that the proposed exchange program is in the best interests of our stockholders and our employees. We believe the exchange program is an important component in our strategy to align the interests of our service providers and stockholders because it will permit us to:

• Provide effective incentives for the service providers who participate in the exchange program. By issuing eligible participants new stock options which may have lower exercise prices and that are subject to a new vesting period, it encourages them to remain with us and to work to increase stockholder value. Providing effective incentives to our service providers is a key purpose of the exchange program, and we believe the exchange program will enable us to enhance long-term stockholder value by aligning the interests of our service providers more fully with the interests of our stockholders.

• Reduce the pressure to grant additional or alternative equity awards to achieve the goals that our equity incentive program is intended to accomplish. If we are unable to conduct a program in which the eligible options with low incentive values may be exchanged for new higher incentive value options, we may be compelled to grant alternative equity awards such as additional options or restricted stock awards to our service providers at current market prices in order to provide them with renewed incentive value. Any such additional grants would increase our overhang as well as our compensation expense. The exchange program as proposed, on the other hand, is a one-for-one exchange that accomplishes the retention and alignment goals of our equity incentive program without increasing the number of stock option grants outstanding.

• Minimizes Risk of Destabilization of Our Stock Price as a Result of High-Volume Option-Related Sales. If the eligible options that are approaching the expiration of their maximum terms become “in-the-money” (meaning our stock price is greater than the exercise price of the options) before they expire, then the eligible option holders likely would be put in the position of having to exercise their eligible options to avoid allowing those options to expire without any benefit to them.

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AlternativeS considered

In considering how best to continue to motivate, retain and reward our service providers who have options that are underwater, we evaluated several alternatives, including the following:

• Allowing the Options to Remain Outstanding at Their Current Prices (and, for Options Approaching Expiration Expire if Not Exercised) and Granting New Equity Awards upon Expiration. We considered doing nothing at this time, which would allow the eligible options to simply continue under their current terms. After the expiration of those options that are approaching the expiration of their maximum terms, we would consider granting new stock options or other equity awards. However, this approach would leave the Company more vulnerable to the risks enumerated above. That is, if the eligible options approaching expiration came back “in-the-money” before expiration, some or all likely would be exercised, causing the potential impact on our trading volume and stock price noted above. Similarly, if the other eligible options came back “in-the-money,” they are more likely to be exercised, causing the potential impact on our trading volume and stock price noted above, while potentially not providing the incentive and retention values that we rely on with respect to our equity incentive program.

• Granting Additional Equity Awards. We also considered granting service providers additional or alternative equity awards at current market prices. We determined, however, that granting additional stock options was not feasible. Most of the shares that had been available for issuance under our 2004 Incentive Plan have been used for equity award grants to our employees, and the remainder needs to be better reserved and ultimately used for future retention and incentive purposes. In order to comfortably obtain sufficient shares under the 2004 Incentive Plan to grant new awards while leaving the eligible options outstanding, we would have to seek stockholder approval of a significant increase to the 2004 Incentive Plan share reserve or implement a new equity plan. We determined that doing so at this time and for this purpose was not in the best interests of our stockholders, as this would substantially increase our total equity award overhang, and the potential dilution to our stockholders.  Instead, under the proposed exchange offer, the eligible options are cancelled and return to the 2004 Incentive Plan to be used for the new options granted in replacement, thus keeping our total equity award overhang and potential dilution neutral.

After considering the relative merits of these and other alternatives, we determined that a program under which service providers could exchange eligible options for new options to purchase the same number of shares of Common Stock was most attractive for the reasons described above under the section titled “Reasons for Implementing an Exchange Program.”

Implementation and mechanics of the exchange program

On January 31, 2024, our Board of Directors determined that it is in the best interests of the Company and its stockholders to obtain authority from our stockholders to permit the one-time stock option exchange program. The Company has not implemented the exchange program and will not do so unless our stockholders approve this proposal. If approved by stockholders, the exchange program must begin within 120 days of the date of stockholder approval. Within this timeframe, the actual start date will be determined at the discretion of our Board of Directors. However, even if stockholders approve the proposal, the Company may later determine not to implement the exchange program. If the exchange program does not commence within 120 days of stockholder approval, the Company will consider any exchange program implemented thereafter to be a new one, requiring new stockholder approval, with respect to options granted under the 2004 Incentive Plan.

If our stockholders do not approve the exchange program, eligible options will remain outstanding and in effect in accordance with their existing terms.

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Upon the commencement of the exchange program, eligible participants holding eligible options will receive a written offer that will set forth the precise terms and timing of the exchange program. Eligible participants will be given 20 business days to elect to surrender their eligible options in exchange for new option awards. Promptly following the completion of this election period, the surrendered eligible options will be cancelled, and new options will be granted in exchange (with the date of grant of the new options referred to as the “Exchange Date”). The date of cancellation and the Exchange Date will be the same calendar day.

At the start of the exchange program, we will file the documents setting forth the exchange offer with the SEC as part of a tender offer statement on Schedule TO. Eligible participants, as well as stockholders and members of the public, will be able to obtain a copy of the exchange offer and other documents filed by us with the SEC free of charge from the SEC’s website at www.sec.gov.

 Eligible options

As of March 22, 2024, options to purchase 761,204 shares of our Common Stock would be eligible for exchange under the exchange program.

Eligible participants

The exchange program will be open to all employees, executive officers, directors, and consultants of the Company who are employed by, or providing services, to us at the commencement of the exchange program and who remain service providers with us through the date the new options are granted under the exchange program, if they hold eligible options. Any service provider holding eligible options who elects to participate in the exchange program but whose service with us terminates for any reason prior to the grant of the new options will retain his or her eligible options subject to their existing terms but will be excluded from participation in the exchange program. As of March 22, 2024, 25 employees, 4 executive officers, 3 non-employee directors and 1 consultant hold eligible options.

Interests of officers and directors in the exchange program

The Company’s Chief Executive Officer, Chief Financial Officer, two other most highly compensated executive officers, and directors, to the extent they elect to participate in the exchange program, will receive new options to purchase the same number of shares that would have been issued upon the full exercise of their exchanged eligible options.  As of March 22, 2024, each such executive officer and director was entitled to exchange options for the following number of shares of Common Stock:

Executive Officers/Directors	Shares Subject to Options
Kevin Mills, President, CEO & Director	157,200
David A. Holmes, Chief Business Officer	100,000
Leonard L. Ott, EVP Engineering and Chief Technical Officer	88,950
Lynn Zhao, CFO & Director	67,260
Charlie Bass, Director and Chairman	138,000
Bill Parnell, Director	46,000
Ivan Lazarev, Director	21,000

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Exchange ratios

The exchange program is a one-for-one exchange. Eligible participants who participate in the exchange program will receive new options to purchase the same number of shares that would have been issued upon the full exercise of their exchanged eligible options.

The following table summarizes information regarding the eligible options (as of March 22, 2024) that may be surrendered and the new options that would be granted in exchange:

Date of Grant	Exercise Price Per Share of Eligible Options	Number of Shares Underlying Eligible Options	Expiration Date of Eligible Options	Maximum Number of Shares Under New Options That May be Granted
6/2/2014	$1.890	45,000	6/2/2024	45,000
7/23/2014	$1.590	10,000	7/23/2024	10,000
9/2/2014	$1.650	4,000	9/2/2024	4,000
2/23/2015	$2.270	18,500	2/23/2025	18,500
6/4/2015	$2.000	10,000	6/4/2025	10,000
2/22/2016	$2.750	48,300	2/22/2026	48,300
5/10/2016	$3.700	10,000	5/10/2026	10,000
4/3/2017	$4.220	52,947	4/3/2027	52,947
7/28/2017	$3.880	17,000	7/28/2027	17,000
8/1/2017	$4.490	75	8/1/2027	75
5/1/2018	$2.930	77,641	5/1/2028	77,641
6/1/2018	$2.520	17,000	6/1/2028	17,000
10/1/2018	$2.400	7,875	10/1/2028	7,875
2/15/2019	$1.900	67,575	2/15/2029	67,575
5/22/2019	$2.450	17,000	5/22/2029	17,000
8/30/2019	$2.320	179,291	8/30/2029	179,291
10/23/2019	$2.240	1,000	10/23/2029	1,000
5/27/2020	$1.080	25,000	5/27/2030	25,000
5/13/2021	$5.000	25,000	5/13/2031	25,000
6/1/2021	$5.920	100,000	6/1/2031	100,000
6/15/2022	$3.050	28,000	6/15/2032	28,000
	Total	761,204		761,204

As noted above. the exchange program is a one-for-one exchange. Under the proposed exchange offer, eligible options cancelled in the exchange program return to the 2004 Incentive Plan and will match the number of shares to be granted as new options granted in replacement, thus leaving the total number of shares available for future (non-exchange program-related) issuance under the 2004 Incentive Plan the same. As of March 22, 2024, there are options to purchase 1,126,114 shares of Common Stock and 1,126,207 shares of restricted stock outstanding under the 2004 Incentive Plan, and there are 432,181 shares remaining available for future grants under the 2004 Incentive Plan. Options exchanged would have a new term of 10 years, a new 4-year vesting period from the Exchange Date(1/48th of the shares subject to each new option would be scheduled to vest monthly, subject to continued service with us), an exercise price equal to the closing market price of the Company’s Common Stock on the Exchange Date and, once vested, would remain exercisable for the full term of the option unless terminated earlier under the dissolution, liquidation or change in control provisions of the 2004 Incentive Plan. The imposition of a new 4-year vesting period, and the resulting requirement to perform additional future services, serves an important retention function for the company and therefore as consideration received by the Company for the exchange of the options.

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Participation in the exchange program

Eligible participants will not be required to participate in the exchange program. Participation in the exchange program is voluntary. Eligible participants will have an election period of 20 business days from the start of the exchange program during which to determine whether they wish to participate.

Eligible participants may decide whether to participate in the exchange program on a grant-by-grant basis. This means that participants may elect to tender any or all of their eligible option grants. Eligible participants will not, however, be permitted to tender only a portion of an option.

Since the decision whether to participate in the exchange program is voluntary, we are not able to predict which or how many service providers will elect to participate, how many eligible options will be surrendered for exchange, and therefore how many new options may be issued. As of March 22, 2024, 34 employees, executive officers, directors, and consultants were eligible to participate in the exchange program.

Vesting of new options

The new options granted in the exchange program will be unvested as of their grant date and will have a new vesting schedule. Unless our Board of Directors adopts another vesting schedule prior to the date eligible options are exchanged for new options, each new option grant would be scheduled to vest as to 1/48th of the total number of shares subject to the option each month following the date of grant, so that the option is fully vested 4 years from the date of grant, subject to the eligible participant’s continued service with us through each relevant vesting date. This is the vesting schedule the Company typically applies to its annual refresh stock option grants.

Terms and conditions of the new options

New options issued in the exchange program will be granted under our 2004 Incentive Plan and will be subject to an option agreement between the Company and the option recipient. The per share exercise price of the new options will be equal to the closing sales price of our Common Stock as quoted on the Nasdaq Capital Market on the date of grant. Each option represents the right to purchase shares of our Common Stock during a prescribed period of time and as the option vests. Stock options granted pursuant to the exchange program for employees will be granted as incentive stock options for tax purposes to the maximum extent permitted by law. Stock options granted pursuant to the exchange program for directors and consultants will be granted as nonstatutory stock options for tax purposes. All new options issued in exchange will have a term of 10 years except for participants who own 10% or more of the voting power of all classes of the Company’s outstanding capital stock. For them, the term of an incentive stock option may not exceed 5 years from the date of grant. Once vested, the new options will remain exercisable for the full 10-year term, or 5-year term for participants who owns of 10% or more of the voting power of all classes of the Company’s outstanding capital stock, unless terminated earlier under the dissolution, liquidation or change in control provisions of the 2004 Incentive Plan. This is consistent with the typical provisions of Company stock options held by employees who have remained with the Company for at least 10 years. Other than the exercise price, vesting schedule and ability to exercise vested options for the full option term, the other terms and conditions of the new options issued in the exchange program will be substantially the same as those that applied previously to the eligible options that are exchanged in the program (the “exchanged options”).

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Surrendered stock options

The shares subject to exchanged options granted under the 2004 Incentive Plan will return to the 2004 Incentive Plan pool, where they would be eligible for future awards under the 2004 Incentive Plan.

Eligible options that are not surrendered will not be affected and will remain outstanding according to their original terms.

Potential modifications to the terms of the exchange program

While the terms of the exchange program are expected to be materially similar to the terms described in this proposal, we may find it necessary or appropriate to change its terms to take into account, among other things, our administrative needs, legal requirements, accounting rules, and Company policy decisions that make it appropriate to change the exchange program. It is also possible that certain terms of the exchange program may need to be modified for tax, accounting, or administrative reasons.

Additionally, we may decide not to implement the exchange program even if stockholder approval is obtained or we may amend or terminate the exchange program once it is in progress. Although we do not anticipate that the staff of the SEC will require us to materially modify the terms of the exchange program, it is also possible that we may need to alter the terms of the exchange program to comply with comments from the staff. The final terms of the exchange program will be described in an exchange offer document that will be filed with the SEC.

U.S. Federal income tax consequences

The following is a summary of the anticipated material U.S. federal income tax consequences of participating in the exchange program. A more detailed summary of the applicable tax considerations to participants will be provided in the exchange program documents. The law and regulations themselves are subject to change, and the Internal Revenue Service is not precluded from adopting a contrary position. The exchange of eligible options for new options should be treated as a non-taxable exchange, and neither we nor any of our service providers should recognize any income for U.S. federal income tax purposes upon the surrender of eligible options and the grant of new options. The foregoing is only a summary of the tax effect of U.S. federal income taxation upon participants of the exchange program and the Company with respect to the surrender of eligible options and grant of new options under the exchange program. It does not purport to be complete and does not discuss the tax consequences of a service provider’s death or the provisions of the income tax laws of any municipality or state in which the service provider may reside.

Accounting treatment of new equity awards

Pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (formerly FASB Statement 123R), we expect to recognize incremental compensation expense resulting from the new options granted in the exchange program. The incremental compensation expenses will be measured as the excess, if any, of the fair value of the new options granted to participants in exchange for surrendered eligible options, measured as of the date the new options are granted, over the fair value of the options surrendered in exchange for the new awards, measured immediately prior to the exchange.

In the event that any of the new options are forfeited prior to their vesting due to termination of employment or service, the compensation expense for the forfeited options will not be recognized. With respect to participants who terminate after satisfying the new vesting schedule of their new options, the compensation expense that the Company will recognize for their forfeited options is limited to the incremental expense (if any) associated with the new option and not the expense of the option surrendered in the exchange program.

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 Effect on the Company’s stockholders

We are unable to predict the precise impact of the exchange program on our stockholders because we are unable to predict how many, or which eligible participants will exchange their eligible options. Nonetheless, the exchange program is generally intended to ameliorate the potential effect on the trading volume and share price of our stock that could result from the high volume of shares that could be sold into the market in connection with the exercise of eligible options before their expiration. The exchange program also is intended to restore competitive and appropriate equity incentives for our service providers and recapture value for compensation expense already being incurred.

Summary of the 2004 Equity Incentive Plan

The following is a summary of the principal features of the 2004 Incentive Plan and its operation. The summary is qualified in its entirety by reference to the 2004 Incentive Plan, a copy of which is set forth in Appendix A. The 2004 Incentive Plan also is available in its entirety in the proxy materials located at the Stockholder Meeting Info page on the Company’s website.

The 2004 Incentive Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) stock appreciation rights and (iv) performance units and performance shares. Each of these is referred to individually as an “Award.” As of March 22, 2024, approximately 34 of our employees, executive officers, directors and consultants are eligible to participate in the 2004 Incentive Plan, plus 13 former service providers with outstanding awards that may be exercised in accordance with their terms, but who are not eligible for future awards under the 2004 Incentive Plan at this time.

Number of Shares of Common Stock Available Under the 2004 Incentive Plan. The maximum aggregate number of shares that may be awarded and sold under the 2004 Incentive Plan is equal to the sum of (i) the number of shares which had been reserved but not issued under the Company’s 1995 Stock Plan, as amended and restated (the “1995 Plan”) as of the original date of stockholder approval of the 2004 Incentive Plan in 2004, (ii) any shares returned to the 1995 Plan as a result of termination of options or repurchase of shares issued under such plan, with the maximum available pursuant to clauses (i) and (ii) equal to 599,774 shares and (iii) an annual increase to be added on the first day of the Company’s fiscal year beginning in 2005, equal to the least of (A) 400,000 shares, (B) 4% of the outstanding shares on such date or (C) a lesser amount determined by the Board of Directors. All shares that could be returned from the 1995 Plan have been returned. As of March 22, 2024, there are 1,126,115 shares outstanding from granted stock options and 1,126,207 shares outstanding from restricted stocks under the 2004 Incentive Plan. Additionally, there are 432,181 shares available for future Award grants under the Plan.

If an Award expires or becomes unexercisable without having been exercised in full (including, for the avoidance of doubt, any shares that are surrendered pursuant to the contemplated exchange program or any other exchange program), the unpurchased shares which were subject thereto will become available for future grant or sale under the 2004 Incentive Plan (unless the 2004 Incentive Plan itself has terminated); provided, however, that shares that have actually been issued under the 2004 Incentive Plan, whether or not upon exercise of an Award, will not be returned to the 2004 Incentive Plan and will not become available for future distribution under the 2004 Incentive Plan, except that if unvested shares are forfeited or repurchased by the Company, such shares will become available for future grant under the 2004 Incentive Plan.

In the event of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure affecting the Company’s Common Stock occurs, the Administrator (as defined below), in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2004 Incentive Plan, will adjust the number and class of shares that may be delivered under the Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the specified per-person limits on Awards described below.

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Option Exchanges. The 2004 Incentive Plan prohibits the implementation of a stock option exchange program without stockholder approval. Stock option exchange programs were previously approved by our stockholders and implemented in 2010 and 2019. If this proposal is approved by stockholders, the 2004 Incentive Plan will again be amended to permit a one-time stock option exchange program that will allow eligible participants to surrender certain outstanding underwater stock options in exchange for new options for the same number of shares granted under the 2004 Incentive Plan, as described above. The exchange program must begin within 120 days of the date this amendment to the 2004 Incentive Plan is approved by stockholders. Within this timeframe, the actual start date will be determined at the discretion of our Board of Directors. If the exchange program does not commence within 120 days of stockholder approval, the Company will consider any exchange program implemented thereafter to be a new one, requiring new stockholder approval.

Administration of the 2004 Incentive Plan. The Compensation Committee of our Board of Directors, or the Board of Directors itself (referred to as the “Administrator”), administers the 2004 Incentive Plan. In the case of transactions, including grants to certain officers and key employees of the Company, intended to qualify, as exempt under Rule 16b-3 of the Securities Exchange Act of 1934, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934.

Subject to the terms of the 2004 Incentive Plan, the Administrator has, among the authority, the sole discretion to select the employees, consultants, and directors who receive Awards, to determine the terms and conditions of Awards, to modify or amend each Award (subject to the restrictions of the 2004 Incentive Plan), and to interpret the provisions of the 2004 Incentive Plan and outstanding Awards.

Options. The Administrator is able to grant nonstatutory stock options and incentive stock options under the 2004 Incentive Plan. Only employees may receive incentive stock options. The Administrator determines the number of shares subject to each option, although the 2004 Incentive Plan provides that a participant may not receive options and/or stock appreciation rights for more than 750,000 shares in any fiscal year, except in connection with his or her initial service with the Company; (or a parent or susidiary of the Company), in which case he or she may be granted an option and/or stock appreciation right covering up to an additional 1,250,000 shares.

The Administrator determines the exercise price of options granted under the 2004 Incentive Plan, provided the exercise price must be at least equal to the fair market value of our Common Stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding capital stock must be at least 110% of the fair market value of the common stock on the grant date.

The term of each option will be stated in the Award agreement. The term of an incentive stock option may not exceed ten years, except that, with respect to any participant who owns 10% or more of the voting power of all classes of the Company’s outstanding capital stock, the term of an incentive stock option may not exceed five years.

After a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in the participant’s Award agreement, the participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability, and (iii) through the expiration date of each grant if a participant with ten years or more of continuous service. In no event may an option be exercised later than the expiration of its term.

Restricted Stock. Awards of restricted stock are rights to acquire or purchase shares of our Common Stock, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. For example, the Administrator may set restrictions based on the achievement of specific performance goals. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Award agreement generally will grant the Company a right to repurchase or reacquire the shares upon the termination of the participant’s service with the Company for any reason (including death or disability). The Administrator will determine the number of shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 250,000 shares of restricted stock during any fiscal year, except that a participant may be granted up to an additional 500,000 shares of restricted stock in connection with his or her initial employment with the Company (or a parent or subsidiary of the Company).

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Stock Appreciation Rights. The Administrator is able to grant stock appreciation rights, which are rights to receive the appreciation in fair market value of Common Stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash, shares of Common Stock, or a combination thereof. The Administrator, subject to the terms of the 2004 Incentive Plan, has complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2004 Incentive Plan, provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant, except that the exercise price of a tandem or affiliated stock appreciation right will equal the exercise price of the related option. No participant will be granted stock appreciation rights and/or options covering more than 750,000 shares during any fiscal year, except that a participant may be granted stock appreciation rights and/or options covering up to an additional 1,250,000 shares in connection with his or her initial employment with the Company (or a parent or subsidiary of the Company).

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her vested stock appreciation rights for the same period of time as applies to stock options. No stock appreciation rights awards have been made.

Performance Units and Performance Shares. The Administrator is able to grant performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator establishes are achieved or the Awards otherwise vest. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator. The Administrator will establish performance or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The performance units and performance shares will vest at a rate determined by the Administrator; provided, however, that after the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit or performance share. During any fiscal year, no participant will receive more than 250,000 performance shares and no participant will receive performance units having an initial value greater than $1,000,000, except that a participant may be granted performance shares covering up to an additional 500,000 shares in connection with his or her initial employment with the Company (or a parent or subsidiary of the Company). Performance units will have an initial value established by the Administrator on or before the date of grant. Performance shares will have an initial value equal to the fair market value of a share of our Common Stock on the grant date. No awards of performance units or performance shares have been made.

Performance Objectives. Awards and other incentives granted under the 2004 Incentive Plan may be made subject to the attainment of performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion. This includes but is not limited to performance goals relating to one or more business criteria that provide for a targeted level or levels of achievement with respect to such criteria, including: cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, revenue, and total shareholder return. The performance goals may differ from participant to participant and from Award to Award. No performance goal Awards have been made.

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Transferability of Awards. Awards granted under the 2004 Incentive Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Change in Control. In the event of a change in control of the Company, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the participant will fully vest in and have the right to exercise all of his or her outstanding options or stock appreciation rights, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

With respect to Awards granted to non-employee directors that are assumed or substituted for, if on the date of or following such assumption or substitution the participant’s status as a director of the Company or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the participant, then the participant will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares subject thereto, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

Amendment and Termination of the 2004 Incentive Plan. The Administrator has the authority to amend, alter, suspend, or terminate the 2004 Incentive Plan, except that stockholder approval is required for any amendment to the 2004 Incentive Plan to the extent required by any applicable laws. No amendment, alteration, suspension, or termination of the 2004 Incentive Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Administrator, which agreement must be in writing and signed by the participant and the Company. The 2004 Incentive Plan will terminate on April 23, 2034, unless the Board of Directors terminates it earlier.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2004 Incentive Plan. Tax consequences for any particular individual may be different.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Optionees who dispose of their shares more than 2 years following the date the option was granted and more than 1 year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within 2 years after the date of grant or within 1 year after the date of exercise (a “disqualifying disposition”), the optionee will recognize ordinary income at time of the disposition generally equal to (x) the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) (or the sale price, if less) minus (y) the option exercise price. Any gain in excess of that amount will be a capital gain. If a loss is recognized on the disposition, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

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The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax that is payable if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

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Performance Units and Performance Shares. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of stock upon settlement of the Award, the participant generally will be taxed in the same manner as described above under “Restricted Stock Awards.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on date the ordinary income tax event occurs, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2004 Incentive Plan with a deferral feature are subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest, and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the 2004 Incentive Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance.

Medicare Surtax. A participant’s annual “net investment income”, as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2004 INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

NUMBER OF AWARDS GRANTED TO EMPLOYEES, CONSULTANTS, AND DIRECTORS

The decision to participate in the exchange program is voluntary. Therefore, we are not able to predict who or how many employees, executive officers or directors will elect to participate, how many options will be surrendered for exchange or the number of shares of our common stock which will be issued in exchange for canceled options. Further, the number of awards that an employee, director, or consultant may receive under the 2004 Incentive Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The Board of Directors has designated the Compensation Committee to serve as Administrator except for the award of director grants which are made by the Board as a whole.

The following table sets forth (i) the aggregate dollar value, based on the closing price of $1.03 of our common stock as of March 22, 2024, of restricted shares granted under the under the 2004 Incentive Plan during the fiscal year ended December 31, 2023, and (ii) the number of shares of restricted stock granted under the under the 2004 Incentive Plan during the fiscal year ended December 31, 2023.

Name of Individual or Group	Dollar Value ($)	Number of Units
Kevin Mills, President and CEO and Director	30,660	29,767
Lynn Zhao, Chief Financial Officer	22,996	22,326
Leonard L. Ott, EVP Engineering and Chief Technical Officer	22,996	22,326
David A. Holmes, Chief Business Officer	25,391	24,651
All executive officers, as a group	102,042	99,070
All directors who are not executive officers, as a group	45,320	44,000
All employees who are not executive officers, as a group	330,270	320,650

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

If a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon will be required to approve the one-time stock option exchange program, including the necessary amendment to the 2004 Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN TO PROVIDE FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM.

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PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected Sadler, Gibb & Associates, LLC, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2024, and recommends that stockholders vote for ratification of such appointment.

Sadler, Gibb & Associates, LLC has performed the audit of the financial statements of the Company since 2012.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS DURING FISCAL YEARS 2023 AND 2022

Audit Fees:

Audit fees billed to the Company by Sadler, Gibb & Associates, LLC for their audit of the Company’s 2023 and 2022 fiscal year financial statements totaled $99,000 and $90,000, respectively. Quarterly reviews of the Company's quarterly financial statements were $23,100 for fiscal 2023 and $21,000 for fiscal 2022. The Company was a non-accelerated filer for fiscal years 2023 and 2022, and an audit of the Company's internal controls on December 31, 2023, and 2022 was not required.

Audit-Related Fees:

Audit-related fees billed to the Company by Sadler Gibb & Associates, LLC during the Company’s 2023 and 2022 fiscal years were $2,500 and $690, respectively.

Tax Fees:

Fees billed to the Company by Sadler, Gibb & Associates, LLC for tax services during the Company’s 2023 and 2022 fiscal years were $7,650 and $6,950, respectively. Tax fees are for the preparation of the annual Federal and State tax returns for the previous year.

All Other Fees:

None

Approval Procedures:

The Audit Committee's policy is to pre-approve all audits and other permissible services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval process and the fees for the services performed through such date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All services performed by the independent accountants in fiscal 2023 and 2022 were preapproved by the Audit Committee. The Audit Committee has considered whether the provision of the services described in this section is compatible with maintaining the independence of the audit firm and determined that it is.

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VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

Ratification of the appointment of Sadler, Gibb & Associates, LLC as the Company's independent registered public accountants for the fiscal year ending December 31, 2024, requires the affirmative vote of a majority of the shares present online or represented by proxy at the meeting and entitled to vote thereon to be approved.

Stockholder ratification of the appointment of Sadler, Gibb & Associates, LLC as the Company's independent registered public accountants is not required by the Company's bylaws or other applicable legal requirements. However, the Audit Committee is submitting the appointment of Sadler, Gibb & Associates, LLC to the stockholders for ratification as a matter of common corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of the Company's Common Stock, as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation table; and (iv) all directors and executive officers of the Company as a group. Except as set forth below, the address of record for each of the individuals listed in this table is: c/o Socket Mobile, Inc., 40675 Encyclopedia Cir., Fremont, CA 94538.

We have determined beneficial ownership in accordance with SEC rules. The percentage of beneficial ownership is based on 7,547,327 shares of our Common Stock outstanding as of the Record Date. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of our Common Stock as to which such person or entity has the right to acquire within 60 days of the Record Date, through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
Directors and Executive Officers
Charlie Bass (2)	2,890,308	31.7%
Kevin Mills (3)	895,403	10.9%
Lynn Zhao (4)	222,583	2.9%
Leonard L. Ott (5)	208,174	2.74%
Bill Parnell (6)	130,293	1.7%
David A. Holmes (7)	136,462	1.8%
Ivan Lazarev (8)	33,250	*
Laura Weinstein (9)	13,125	*
Giacomo Marini	12,000	*

All Directors and Executive Officers as a group (9 persons) (10)	4,541,598	44.8%

*Less than 1%

(1)	To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable, and the information contained in the footnotes to this table.

(2)	Includes 137,458 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date, and 1,431,199 shares of Common Stock issuable, at the noteholder’s discretion, upon conversion of convertible notes.

(3)

Includes 157,200 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date, and 492,996 shares of Common Stock issuable, at the noteholder’s discretion, upon conversion of convertible notes.

(4)

Includes 67,260 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date, and 17,123 shares of Common Stock issuable, at the noteholder’s discretion, upon conversion of convertible notes.

(5)	Includes 88,950 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date.

(6)

Includes 45,667 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date, and 74,626 shares of Common Stock issuable, at the noteholder’s discretion, upon conversion of convertible notes.

(7)	Includes 48,611 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date.

(8)	Includes 20,708 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date.

(9)	Includes 6,125 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date.

(10)	Includes 571,979 shares of Common Stock issuable pursuant to stock options that are exercisable within 60 days of the Record Date, and 2,015,944 shares of Common Stock issuable, at the noteholder’s discretion, upon conversion of convertible notes.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's executive officers, directors, and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. We prepare Section 16(a) forms on behalf of our executive officers and directors based on the information provided by them. Based solely on a review of this information, the Company believes that during fiscal 2023 all of its executive officers and directors complied with their Section 16(a) filing requirements.

MANAGEMENT

The named executive officers of the Company are as follows. Information on age is as of the Record Date of March 22, 2024.

Name of Officer	Age	Position with the Company

Kevin Mills	63	President and Chief Executive Officer and Director
Lynn Zhao	55	Vice President of Finance and Administration, Chief Financial Officer, Secretary and Director
Leonard L. Ott	65	Executive Vice President of Engineering and Chief Technical Officer
David A. Holmes	49	Chief Business Officer

For biographical information regarding Kevin Mills and Lynn Zhao, please see "Proposal One - Election of Directors" above.

Leonard L. Ott was promoted in January 2019 to Executive Vice President and Chief Technical Officer including technical marketing. He served as the Company's Vice President and Chief Technical Officer since October 2000 and Vice President of Engineering and Chief Technical Officer from October 2013 to January 2019. Mr. Ott worked as an engineering consultant to the Company from November 1993 to March 1994 and joined the Company in March 1994, serving in increasingly responsible engineering positions. Mr. Ott holds a B.A. degree in Computer Science from the University of California at Berkeley.

David A. Holmes was hired in May 2021 as Chief Business Officer. Mr. Holmes has over 20 years of professional experience in the Near-Field Communications (NFC) and mobile payments industry. He has worked with NXP and Identive, and his more recent experience was with UL’s Cybersecurity division, where he was responsible for their Global Strategic Accounts. Mr. Holmes holds an MBA from Portland State University and a BS in Industrial Engineering from the University of Nebraska.

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DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

The following tables set forth the annual compensation paid to or accrued by the Company on behalf of the non-employee directors of the Company for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($) (1)	Restricted Stock Awards ($)(2)(3)(4)	Total ($)
Charlie Bass	$40,000	$16,120	$56,120
Bill Parnell	$40,000	$12,400	$52,400
Ivan Lazarev	$32,000	$8,680	$40,680
Laura Weinstein	$32,000	$8,680	$40,680
Giacomo Marini	$16,000	$8,680	$24,680

(1)	Directors are paid a fee for preparation and attendance at regularly scheduled board meetings at the rate of $8,000 per meeting. Committee chairpersons receive an additional $2,000 per regular meeting to recognize the additional responsibilities and workload for the committee leadership positions.

(2)	Reflects the aggregate grant date fair value of the shares in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024. These amounts do not correspond to the actual value that may be realized by the directors.

(3)	On June 7, 2023, Dr. Bass was granted restricted stock awards of 13,000 shares, Mr. Parnell was granted restricted stock awards of 10,000 shares, and Mr. Lazarev, Ms. Weinstein and Mr. Marini were each granted restricted stock awards of 7,000 shares.

(4)	The following table presents the aggregate number of shares underlying unvested stock awards and outstanding options held by each of our non-employee directors as of December 31, 2023.

Name	Aggregate Number of Shares Underlying Unvested Stock Awards	Aggregate Number of Shares Underlying Outstanding Options
Charlie Bass	3,250	134,750
Bill Parnell	2,000	44.000
Ivan Lazarev	1,750	19,250
Laura Weinstein	2,333	4,667
Giacomo Marini	—	—

Non-employee directors are entitled to participate in the Company's 2004 Equity Incentive Plan. Grants of options or restricted awards to directors for Board and Committee service are made annually, commencing at the start of the Board term. The grants for the year 2023 were determined as follows: each non-employee director received restricted stocks of 5,000 shares for participation in Board meetings. Additionally, the Director serving as the Board chairperson received an extra 5,000 shares. Directors serving as chairpersons of the Audit and Compensation Committees each received an additional 3,000 shares, while non-chair members of these Committees received an extra 2,000 shares. As a result, in 2023, the group of five outside directors collectively received restricted stock awards totaling 44,000 shares as of June 3, 2023. The awards restricted stock awards can be vested any time during the year of service, with the last day of the term serving as the default vesting date. See also Proposal One – Compensation of Directors.

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COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. Short-term executive compensation consists of base salary and variable incentive salary awards that are performance-based. Long-term executive compensation consists of stock options and restricted stock grants that vest over time and gain in value as common stock values increase. The Committee strives to ensure that the Company's executive compensation programs enable the Company to attract, retain, motivate and reward key people based on a pay-for-performance approach, targeted between median and 75th percentile for equivalent positions in similar-sized companies and geographic regions in similar fields of business but maybe set to higher or lower levels to recognize a particular executive’s role, responsibilities, skills, experience and performance. Within this framework, actual compensation can vary depending on each executive officer’s position, responsibilities, and overall experience. Overall, the Company strives to provide a total compensation package that is fair, reasonable, and competitive with prevailing practices in the Company's industry.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Company's compensation policies, plans, and programs are intended to achieve the following objectives:

•	attract, retain, motivate, and reward talented executive officers and employees;
•	provide executive officers with performance-based cash bonus opportunities linked to achievement of financial objectives of revenue attainment and operating profitability; and
•	align the financial interests of executive officers, directors, and employees with those of stockholders by providing each through the stock option program with an equity stake in the Company.

The Company's approach to executive compensation is to set base compensation levels between median and the 75th percentile for equivalent positions in similar-sized companies and geographic regions in similar fields of business, and reflecting the experience and performance of each individual. Compensation may be set to higher or lower levels to recognize a particular employee's role, responsibilities, skills, experience, and performance. Variable compensation targets are tied to financial and individual performance so as to motivate and reward the positive performance of executive officers in driving the Company to achieve key financial objectives including revenue attainment and profitability leading to increases in stockholder value. Long-term equity incentive awards are offered through its equity incentive program with annual grants to all executives commensurate with each executive’s level of responsibility, experience, and performance, while maintaining acceptable levels of dilution.

ELEMENTS OF EXECUTIVE COMPENSATION

The three major components of compensation for the Company's executive officers are:

(i)	base salaries;
(ii)	variable performance-based cash incentive awards; and
(iii)	long-term, equity-based incentive awards.

The base salaries and variable performance-based incentive award components of the Company's compensation program are compared to equivalent positions in similar-sized companies and geographic regions in similar fields of business reflected in regional compensation surveys. Compensation surveys are used to benchmark the Company's executive and employee salaries, as it is a broad-based compensation survey with an emphasis on smaller companies in the electronics industry and provides information on base salary and variable incentive awards based on the size of companies operating within the Company’s geographic region. Offering competitive salary packages to employees is an essential element of attracting and retaining key employees in the San Francisco Bay Area including Silicon Valley, which has many electronics firms that compete for talent and offer a variety of employment alternatives.

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Base Salaries. The Compensation Committee establishes a competitive base salary for each executive officer designed to recognize the skills and experience the individual brings to the Company and the performance contributions he or she makes. Base salaries for executives are generally targeted between median compensation levels and the 75th percentile for equivalent positions in similar-sized companies and geographic regions in similar fields of business but maybe set to higher or lower levels to recognize a particular executive’s role, responsibilities, skills, experience and performance.

The Compensation Committee determines both the amount and timing of base salary increases for executive officers. Factors affecting the level of base salary increases each year include the overall financial performance of the Company, changes in the base salary compensation levels for equivalent positions in similar-sized companies and geographic regions in similar fields of business reflected in regional compensation surveys, and the individual performance of each executive.

Variable Performance-Based Incentive Awards

Variable performance-based incentive compensation targets are set each year for named executive officers. Target awards for named executive officers are intended to motivate and reward executives to meet or exceed financial performance goals of revenue attainment and operating profitability measured annually based on individual performance goals, actual financial results for revenue and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), a common measure of operating performance, compared to an annual financial plan approved by the Board of Directors, Awards may only be paid for a portion of EBITDA profits earned in the measurement period. Actual variable compnesation payments as a percentage of variable compensation targets for the past three years are shown in the following table for the Named Executive Officers.

Variable Performance-Based Incentive Awards as a percentage of Incentive targets:

Named Executive Officer	Position(s)	2023	2022	2021
Kevin Mills (1)	President and Chief Executive Officer and Director	0%	41.6%	114.8%
Lynn Zhao (2)	Vice President of Finance and Administration, Chief Financial Officer, Secretary and Director	0%	41.6%	114.8%
Leonard L. Ott (3)	Vice President of Engineering and Chief Technical Officer	0%	41.6%	114.9%
David A. Holmes (4)	Chief Business Officer	0%	41.6%	99.2%

(1)	The variable financial incentive compensation target for Mr. Mills was set at $150,000 for 2023 and $120,000 for 2022 and 2021.
(2)	The variable financial incentive compensation target for Ms. Zhao was set at $80,000 for 2023 and $48,000 for 2022 and 2021.
(3)	The variable financial incentive compensation target for Mr. Ott was set at $80,000 for 2023 and $55,000 for 2022 and 2021.
(4)	The variable financial incentive compensation target for Mr. Holmes was set at $100,000 for 2023, $60,000 for 2022 and $40,000, as the prorated amount of $60,000 for 2021 since the start of his employment in May 2021.

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Long-Term Equity-Based Incentive Awards

Long-Term Equity-Based Incentive Awards are provided through the stockholder-approved 2004 Equity Incentive Plan, as amended. Although the Equity Incentive Plan provides for a variety of equity incentive awards, to date through 20231 the Compensation Committee has awarded stock options and restricted stock awardgrants from the Equity Incentive Plan. The goal of the Company's long-term, equity-based incentive awards is to align the financial interests of the executive officers and employees of the Company with those of stockholders and to provide each executive officer and employee with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. All equity incentives are subject to vesting provisions to encourage executive officers and employees to remain employed with the Company. The Compensation Committee determines the size of each award based on the individual’s level of responsibility, recent performance, his or her potential for future responsibility and promotion, the number of unvested options and restricted stocks held by the individual at the time of the new grant, and the size of the available stock award pool to arrive at a level that the Committee considers appropriate to create a meaningful opportunity for equity participation by the individual.

As of December 31, 2023, there were 459,950 shares available for grant under the 2004 Equity Incentive Plan. In addition, the 2004 Equity Incentive Plan provides for an automatic increase each January 1st equal to the lesser of (a) 400,000 shares, (b) 4% of the outstanding shares on that date, or (c) a lesser amount as determined by the Board of Directors. The increase in shares available for grants on January 1, 2024 was 293,445 shares. Equity awards are granted to executive officers, employees, and consultants at the discretion of the Company with the approval of the Compensation Committee. The Company, in consultation with the Compensation Committee and the full Board of Directors, grants equities annually to directors for service on the Board of Directors.

The Company prepares an annual allocation plan dividing the available stock in the grant pool among refresher grants, new employee grants, director grants and reserves for approval by the Compensation Committee. The timing, award criteria and award procedures are discussed more fully under Equity Incentive Grant Policies in the next section. New employee grants are typically made on the first trading day of the month following the date of hire. Refresher grants are made annually, typically during the first quarter of the year. Stock option grants typically vest monthly over 48 months, contingent upon continued employment with the Company. All stock options expire ten years after the date of grant. Fully vested grants, or grants vesting over a shorter or longer-term than four years, maybe awarded at the discretion of the Compensation Committee. Restricted stocks typically vest on the schedule of 15% after year one, 20% after year two, 25% after year three, and 40% after year four, subject to continued employment with the Company. Stock options provide a return only if the individual remains with the Company and only if the market price of the Company’s Common Stock appreciates during the option term. Restricted stocks provide the entire value of each granted share.

The Company believes that stock options and restricted stock grants are effective in attracting and retaining key employees, and the Company provides initial grants to all new employees and annual refresher grants to all continuing employees with a weighting reflecting the level of responsibility and performance of the employee. Many of the senior executives and employees have been employed by the Company for more than ten years and have amassed a number of stock option grants (grants expire 10 years, or 5 years for optionees who own 10% or more of the voting power of all classes of the Company’s outstanding capital stock, after the date of grant) and restricted stock awards with the potential for substantial cumulative compensation if stock prices increase, thus aligning their interests with those of stockholders. The Company believes stock options and restricted stocks are effective long-term incentives because of the expectations of the management team and employees that the Company’s products and the markets they address provide opportunities for growth that may result in share price appreciation.

Other Compensation

Executive officers are entitled to participate in the same health and benefit programs and 401(k) program as are available to all employees of the Company and do not receive any perquisites from the Company.

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EQUITY INCENTIVE GRANT POLICIES

General option and restricted stock grant practices. All stock option and restricted stock grants are awarded by the Company upon approval of the Compensation Committee. Equity grants are priced at the closing market price of the Company’s Common Stock on the date of grant. The actions of the Compensation Committee are documented in minutes that are retained in the minute book of the Company.

Initial restricted stock grants. The Company seeks Compensation Committee’s approval to award initial restricted stocks to new employees of the Company typically on the first trading day of the month following the individual’s commencement of the employment. The size of the grant is based on the responsibilities of the employee and as agreed in the employee’s employment offer. Grant proposals for executive officers are approved by the Compensation Committee in advance of employment offers being made. Grants to rank-and-file employees are made within general guidelines reviewed and approved by the Compensation Committee, and the actual grant requires the approval of the Compensation Committee at the time of grant. Initial restricted stock grants generally vest on the schedule of 15% after year 1, 20% after year 2, 25% after year 3, and 40% after year 4, subject to continued employment with the Company. In 2023, 24,850 restricted stocks were awarded to 7 new employees representing 5.4% of awards granted during the year.

Initial stock option grants. The company seeks Compensation Committee’s approval to award initial stock option grants, if any, to new employees of the Company, typically on the first trading day of the month following the individual’s commencement of employment. The size of the grant is based on the responsibilities of the employee and as agreed in the employee’s employment offer. Grant proposals for executive officers are approved by the Compensation Committee in advance of employment offers being made. Grants to rank-and-file employees are made within general guidelines reviewed and approved by the Compensation Committee, and the actual grant requires the approval of the Compensation Committee at the time of grant. Initial stock option grants generally vest 25% on the one-year anniversary of employment and 1/48th per month thereafter for a total vesting period of 48 months. The delay in initial vesting for the first twelve months of employment provides an incentive for employee retention and ensures that the employee is familiar with the Company and its goals and objectives prior to options vesting. In 2023, there were no stock options awarded.

Refresher employee and consultant restricted stock grants. The Company awards refresher restricted stock awards annually and supplemental grants based on the approval of the Compensation Committee, reflecting the responsibilities and performance of each employee and consultant, and their contributions to meet the Company’s goals and objectives. In 2023, the Compensation Committee awarded annual refresher restricted stock awards of 394,870 shares to 59 employees and consultants, representing 85.1% of awards granted during the year.

Performance-based restricted stock grants. Performance-based restricted stock awards vest depending upon the attainment of specified performance goals.

Director equity incentive grants. A portion of the compensation of the Company’s outside directors is in the form of an annual equity grant. Director grants are granted by the Company on approval of the full Board of Directors following the annual election of directors. Stock options and/or restricted stock awards are awarded equally to all directors for Board service. Additional options and/or restricted stocks are awarded for Board and committee leadership positions and Committee service, as discussed under “Director Compensation”. In 2023, the Company granted an aggregate of 44,000 shares of restricted stock to the 5 outside directors of the Company, representing 9.5% of awards granted during the year.

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ACCOUNTING AND TAX IMPLICATIONS

Accounting for Stock-Based Compensation. On January 1, 2006, we adopted the provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Stock Compensation (formerly FASB Statement 123(R)) for the fiscal years ended December 31, 2006, and beyond. Under ASC Topic 718, the Company uses a binomial lattice valuation model to estimate the fair value of stock option grants made on or after January 1, 2006. The binomial lattice model incorporates estimates for expected volatility, risk-free interest rates, employee exercise patterns and post-vesting employment termination behavior. These estimates affect the calculation of the fair value of the Company’s stock option grants. The Company adopted the modified prospective recognition method and implemented the provisions of ASC Topic 718 (formerly under FASB Statement 123(R)) beginning with the first quarter of 2006. The restricted stock grants are valued at the closing market price on the date of the grant.

Income taxes. The Company has not provided any executive officer or director with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code. Although the 2004 Equity Incentive Plan also allows for the issuance of grants qualifying as “performance-based compensation” under Section 162(m) of the Internal Revenue Code as it was in effect during fiscal 2021, the Company has not adopted a policy that all compensation must be deductible.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The Company’s Chief Executive Officer Kevin Mills is compensated under the same compensation structure applied to all of the Executive Officers of the Company as described under Elements of Executive Compensation, specifically base salary, variable performance-based compensation, and long-term equity incentive awards in the form of stock option grants.

Base Salary: Mr. Mills’ annual base salary was $300,000 effective January 1, 2023. The base salary was set at median levels for CEOs of equivalent positions in similar-sized companies and geographic regions in similar fields of business reflected in regional compensation survey data.

Variable Compensation. Mr. Mills’ variable salary target of $150,000 for 2023 was set at the median levels for CEOs of similar-sized companies and geographic regions in similar fields of business reflected in regional compensation survey data. All variable compensation awards are performance-based. No variable compensation was earned in 2023 due to the failure to meet financial targets set at the beginning of the year. See Performance Based Variable Incentive Awards under Elements of Executive Compensation for attainment percentages earned by Mr. Mills over the past three years compared to the other Named Executive Officers of the Company.

Long-term equity incentive awards. Mr. Mills received an annual employee refresher restricted stock award of 29,767 shares vesting on the schedule of 15% after year 1, 20% after year 2, 25% after year 3, and 40% after year 4, subject to continued employment with the Company.

Benefits. Mr. Mills participates in the same benefit programs as all of the employees of the Company. The CEO’s employment is subject to an employment contract which provides for six months of continuation of base salary and medical benefits in the event of involuntary termination of services other than for cause, and payment of his variable salary entitlements had he remained employed during this period in the event of a change in control or involuntary termination. The CEO receives no perquisites.

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PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed calendar years. We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures or included a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K in the table. For further information concerning the company’s compensation philosophy and how the company aligns executive compensation with the company’s performance, refer to “Compensation Discussion and Analysis” above. The table below summarizes compensation values previously reported in our Summary Compensation Table for the calendar years of 2022 and 2021. Note that compensation for our NEOs other than our chief executive officer (“CEO”) is reported as an average.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year (1)	Summary Compensation Table Total for CEO ($)(2)	Compensation Actually Paid to CEO ($)(3)	Average Summary Compensation Total for Non- CEO Named Executive Officers ($)(4)	Average Compensation Actually Paid to Non-CEO Named Executive Officers ($)(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (6)	Net Income (Loss)($)
2023	$364,000	$275,950	$288,433	$224,312	$ 48.74	($1,919,154)
2022	$529,688	$187,806	$369,338	$161,051	$ 81.09	$ 86,931
2021	$479,772	$866,137	$411,922	$526,649	$171.43	$ 4,466,257

(1)	For 2023, 2022 and 2021, Kevin Mills was our CEO and Leonard L. Ott, Lynn Zhao and David A. Holmes were our Non-CEO Named Executive Officers.
(2)	The dollar amounts reported are the amounts of total compensation reported for Mr. Mills for each corresponding year in the “Total” column of the Summary Compensation Table.
(3)

The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Mills, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Mills during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Mills’ total compensation for each year to determine the compensation actually paid:

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Year	Summary Compensation Table (SCT) Total	Stock and Option Awards Granted during Year and included in the SCT	Year-End Fair Value of Stock Awards Granted during Year and Remain Unvested	Change in Fair Value of Equity Awards Unvested at Prior Year End and at Year End	Change in Fair Value of Equity Awards Unvested at Prior Year End that Vested during the Year	Total
2023	$364,000	($64,000)	$34,530	($52,348)	($6,231)	$275,950
2022	$529,688	($185,367)	$90,903	($204,650)	($42,768)	$187,806
2021	$479,772	($ 64,500)	$102,000	$205,490	$ 143,375	$866,137

(4)	The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year.
(5)	For non-CEO named executive officers, the follow amounts were added and deducted to the Summary Compensation Table amount to determine the 'compensation actually paid' as determined in accordance with SEC regulations

Year	Average Reported Summary Compensation Table (SCT) Total	Average Reported Value of Stock and Option Awards Granted during Year and included in the SCT	Average Year-End Fair Value of Stock Awards Granted during Year and Remain Unvested	Average Change in Fair Value of Equity Awards Unvested at Prior Year End and at Year End	Average Change in Fair Value of Equity Awards Unvested at Prior Year End that Vested during the Year	Total
2023	$288,433	($ 49,667)	$26,797	($39,934)	($ 1,318)	$224,312
2022	$369,338	($122,824)	$60,216	($123,416)	($22,263)	$161,051
2021	$411,922	($178,773)	$194,480	$63,853	$ 36,167	$526,649

(6)	For each of 2023, 2022 and 2021, total shareholder return for the Company was calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 31, 2020. Because fiscal years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “ELEMENTS OF EXECUTIVE COMPENSATION,” the Company’s executive compensation program reflects a performance-driven compensation philosophy. The Company utilizes revenue and adjusted EBITDA measures to align executive variable compensation with Company performance. Moreover, the Company generally seeks to incentivize long-term performance, and therefore specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year.

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Summary Compensation Table

For the Fiscal Year Ended December 31, 2023

The following table provides fiscal 2023 compensation information and comparable information for the two preceding fiscal years for all executive officers of the Company who were the most highly compensated in the fiscal year 2023 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)(1)	Option & Restricted Stock Awards ($)(2)	Non-Equity Inecntive Plan Compensation($)(3)	Total ($)
Kevin Mills (4)………………..................... President and Chief Executive Officer and Director	2023 2022 2021	$300,000 294,375 277,500	$64,000 120,900 64,500	$0 49,946 137,772	$364,000 465,221 479,772
Lynn Zhao (5) ………………………………… Chief Financial Officer, Secretary and Director	2023 2022 2021	$232,500 218,750 200,000	$48,000 80,600 46,440	$0 19,978 55,110	$280,500 319,328 301,550
Leonard L. Ott (6) …………………………….. Vice President of Engineering and Chief Technical Officer	2023 2022 2021	$232,500 219,750 204,000	$48,000 80,600 46,440	$0 22,892 63,146	$280,500 323,242 313,586
David A. Holmes (7) ………………………….. Chief Business Officer	2023 2022 2021	$251,300 233,200 137,500	$53,000 80,600 443,440	$0 24,973 39,691	$304,300 338,773 620,631

(1)	Represents base salary as described under Compensation Summary and Analysis — Elements of Executive Compensation.

(2)	Represents Long-Term, Time-Based and Performance-Based Incentive Awards as described under Compensation Summary and Analysis — Elements of Executive Compensation. The amounts shown do not reflect compensation actually received by the executive officer. Instead, the amounts shown are the total grant date valuations of stock options and restricted stock grants awarded during the year as determined pursuant to ASC Topic 718. The valuations are expensed for financial reporting purposes over the vesting period of the grant.

(3)	Represents Variable Incentive Awards as described under Compensation Summary and Analysis — Elements of Executive Compensation.

(4)	Mr. Mills’ base salary was increased on April 1, 2022. His previous increase was on April 1, 2019.

(5)	Ms. Zhao’s base salary was increased on July 1, 2023. Her previous increase was on April 1, 2022.

(6)	Mr. Ott’s base salary was increased on July 1, 2023. His previous increase was on April 1, 2022.

(7)	Mr. Holmes’ base salary was increased on July 1, 2023. His previous increase was on April 1, 2022.

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GRANTS OF PLAN-BASED AWARDS

For the Fiscal Year Ended December 31, 2023

The following table shows for the fiscal year ended December 31, 2023 certain information regarding restricted stock granted to the Named Executive Officers. Shares were granted as described under Compensation Summary and Analysis — Elements of Executive Compensation — Long-Term, Equity-Based Incentive Awards and — Equity Incentive Grant Policies.

Name	Grant Dates	Number of Shares (#)	Base Price of Stock Awards ($/share)	Grant Date Fair Value of Stock Awards ($)(1)
Kevin Mills	2/1/2023	29,767	$2.15	$64,000

Lynn Zhao	2/1/2023	22,326	$2.15	$48,000

Leonard L. Ott	2/1/2023	22,326	$2.15	$48,000

David A. Holmes	2/1/2023	24,651	$2.15	$53,000

(1)	The value of restricted stock awards is based on the fair value as of the grant date, determined pursuant to ASC Topic 718 (formerly Statement of Financial Accounting Standards No. 123R). The grant price for restricted stocks granted to the Named Executive Officers is zero. The actual value of the restricted stock to the recipient will depend on the market value of the Company’s Common Stock at such date in the future when the restricted stock vests. See the "Compensation Summary and Analysis — Elements of Executive Compensation — Long-Term, Equity-Based Incentive Awards and — Equity Incentive Grant Policies” for details.

OPTION EXERCISES AND STOCK VESTED

For the Fiscal Year Ended December 31, 2023

Name	Option Awards
	Number of Shares Acquired on Exercise (#)	Value (Loss) Realized on Exercise ($)(1)
Kevin Mills	93,129	$(28,553)
Lynn Zhao	6,152	$6,583

(1)	The value realized equals the difference between the option exercise price and the fair market value of the Company’s Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

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OUTSTANDING STOCK OPTION AWARDS

At Fiscal 2023 Year-End

The following table sets forth certain information concerning outstanding stock option awards held by the Named Executive Officers at the end of the fiscal year ended December 31, 2023.

Name	Option Awards
	Number of Securities Underlying Unexercised Options - Exercisable (#)(1)	Number of Securities Underlying Unexercised Options - Unexercisable (#)(1)(2)	Option Exercise Price ($)(3)	Option Expiration Date(4)
Kevin Mills	25,000	—	2.75	2/22/2026
	16,000	—	4.22	4/3/2027
	17,500	—	2.93	5/1/2028
	98,700	—	2.32	8/30/2029
Leonard L. Ott	12,000	—	4.22	4/3/2027
	13,500	—	2.93	5/1/2028
	20,000	—	1.90	2/15/2029
	43,450	—	2.32	8/30/2029

Lynn Zhao	8,000	—	0.95	3/3/2024
	9,000	—	2.27	2/23/2025
	10,000	—	2.75	2/22/2026
	5,600	—	4.22	4/3/2027
	10,000	—	2.93	5/1/2028
	18,000	—	1.90	2/15/2029
	14,660	—	2.32	8/30/2029

David Holmes	41,667	58,333	5.92	6/1/2031

(1)	Options were granted as described under Compensation Summary and Analysis — Elements of Executive Compensation — Long-Term, Equity-Based Incentive Awards and — Equity Incentive Grant Policies. The vesting period and vesting start date were established by the Compensation Committee. Shares unexercisable were not vested on December 31, 2023.

(2)	Grant dates and vesting period information for all grants not fully vested as of December 31, 2023, are as follows:

Grant Date	Expiration Date	Vesting Start Date	Months to fully vest
6/1/2021	6/1/2031	6/1/2022	42

(3)	Exercise prices are set at the closing price of the Company’s Common Stock on the date of grant (fair market value).

(4)	Options expire ten years from the date of grant.

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OUTSTANDING RESTRICTED STOCK AWARDS

At Fiscal 2023 Year-End

The following table sets forth certain information concerning outstanding restricted stock awards held by the Named Executive Officers at the end of the fiscal year ended December 31, 2023.

Name		Stock Awards
	Grant Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
Kevin Mills	3/1/2020	7,200(2)	$8,352	-	-
	2/1/2021	16,250(3)	$18,850	-	-
	2/1/2022	14,535(4)	$16,861	-	-
	5/3/2022	-	-	30,000(5)	$34,800
	2/21/2023	29,767(6)	$34,530	-	-

Leonard L. Ott ……………	3/1/2020	6,000(2)	$6,960	-	-
	2/1/2021	11,700(3)	$13,572	-	-
	2/1/2022	9,520(4)	$11,043	-	-
	5/3/2022	-	-	20,000(5)	$23,200
	2/21/2023	22,326(6)	$25,898	-	-

Lynn Zhao………………….	3/1/2020	6,000(2)	$6,960	-	-
	2/1/2021	11,700(3)	$13,572	-	-
	2/1/2022	9,520(4)	$11,043	-	-
	5/3/2022	-	-	20,000(5)	$23,200
	2/21/2023	22,326(6)	$25,898	-	-

David Holmes………………….	6/1/2021	4,550(3)	$5,278	-	-
	2/1/2022	9,520(4)	$11,043	-	-
	5/3/2022	-	-	20,000(5)	$23,200
	2/21/2023	24,651(6)	$28,595	-	-

(1)	The amount set forth in the “Market Value of Shares or Units of Stock That Have Not Vested” column is based on a Company stock price of $1.16 per share, which was the closing price per share on December 29, 2023.

(2)	The specified restricted stock award vests ratably over 4 years with future vesting dates of March 1, 2024.

(3)	The specified restricted stock award vests ratably over 4 years with future vesting dates of February 1, 2024, and 2025.

(4)	The specified restricted stock award vests ratably over 4 years with future vesting dates of February 1, 2024, 2025 and 2026.

(5)	These Performance RSAs vest depending upon the attainment of specified performance goals. See the "Compensation Summary and Analysis — Elements of Executive Compensation — Long-Term, Equity-Based Incentive Awards and — Equity Incentive Grant Policies” for details.

(6)	The specified restricted stock award vests ratably over 4 years with future vesting dates of February 1, 2024, 2025, 2026 and 2027.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2023, about the Common Stock that may be issued under all equity compensation plans of the Company.

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	1,151,114	$ 3.11	459,950

(1)	Consists of the 2004 Equity Incentive Plan. Pursuant to an affirmative vote by security holders in June 2004, an annual increase in the number of shares authorized under the 2004 Equity Incentive Plan is added on the first day of each fiscal year equal to the least of (a) 400,000 shares, (b) four percent of the total outstanding shares of the Company’s common stock on that date, or (c) a lesser amount as determined by the Board of Directors. As a result, a total of 293,445 shares became available for grant under the 2004 Equity Incentive Plan on January 1, 2024, in addition to those set forth in the table above.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the Compensation Committee’s review and discussion noted above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

COMPENSATION COMMITTEE

Bill Parnell, Chairperson

Dated: March 27, 2024

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee has ever been an officer or employee of the Company. No executive officer of the Company serves as a member of the board or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

POST-EMPLOYMENT AND CHANGE-IN-CONTROL COMPENSATION FOR EXECUTIVES

In February 1998, the Company adopted a bonus plan pursuant to which a bonus pool in the amount of up to 10 percent of any consideration payable by a buyer in any acquisition of the Company is to be allocated to the executive officers and such other employees as the Board of Directors determines in its sole discretion.

On October 1, 2020, the Company extended the expiration of the Employment Agreement (“Agreement”) with Kevin Mills, President, and Chief Executive Officer, to September 30, 2025. The Agreements replaced the one dated May 4, 2017. On January 22, 2021, the Company extended the Agreement with Leonard L. Ott, Executive Vice President, and Chief Technical Officer, to September 31, 2024, and Lynn Zhao, Vice President of Finance and Administration, Secretary and Chief Financial Officer to March 31, 2025. The Agreement replaced the ones dated May 4, 2017, for Mr. Ott and March 1, 2020, for Ms. Zhao. On May 17, 2021, the Company entered the Agreement with David A. Holmes, Chief Business Office. The Agreement will expire on May 17, 2027.

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Under the terms of the Agreements, the Executive’s employment is at-will and termination of employment of the Executive may occur at any time. The Agreement defines termination arrangements that apply if the Executive is terminated for Cause as defined in the Agreement, is terminated due to death or disability, voluntarily terminates employment, or is otherwise terminated involuntarily. Should the Executive’s employment be terminated other than for Cause, death, disability or voluntary termination, the Executive is entitled under the Agreement to (i) receive an involuntary termination payment consisting of his or her regular base salary for a period of two (2) months plus one month for each completed two years of service up to a maximum of five (5) months following termination, (ii) receive one additional month of compensation upon signing a mutual termination agreement; (iii) receive reimbursement for payment of his or her COBRA health premiums for the lesser of the amount of time of the involuntary termination payment or until he is eligible for the health insurance benefits provided by another employer; (iv) receive the variable compensation amounts to which he or she would otherwise be entitled as prescribed in the Company’s variable incentive compensation plan, and (v) purchase from the Company at book value certain items that were purchased by the Company for his or her use. Stock options and restricted stocks granted to the Executive shall cease vesting immediately upon the date of termination of employment, and vested stock options will be exercisable after termination for the lesser of one year or the expiration date of the grant. In the event of voluntary termination with at least a 60-day notice by an Executive with more than ten years of consecutive service to the Company, the Executive’s vested stock options will be exercisable after termination for the remaining life of the grants. The Agreements also provide for compensation in the event of a Change of Control as defined in the Agreement consisting of an involuntary termination payment as described above and a payment equal to 1% of the consideration payable in connection with a Change of Control provided that the price offered for the Company’s common stock is equal to or greater than $5.00 per share for Mr. Mills, Mr. Ott and Ms. Zhao or $10.00 per share for Mr. Holmes. The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Employment Agreement, a copy of which was filed in Forms 8-K dated October 1, 2020, January 22, 2021, and May 18, 2021.

Payments to be made to each of the Named Executive Officers following severance are estimated as follows:

Compensation and Benefits	Voluntary Resignation	For Cause (1)	For Good Reason(2)	Involuntary Without Cause(2)
Kevin Mills
Base Salary (3)	--	--	$150,000	$150,000
Stock Options (4)	--	--	--	--
Healthcare Benefits (5)	--	--	As applicable	As applicable
Other Perquisites (6)	--	--	--	--
Leonard L. Ott
Base Salary (3)	--	--	120,000	120,000
Stock Options (4)	--	--	--	--
Healthcare Benefits (5)	--	--	As applicable	As applicable
Other Perquisites (6)	--	--	--	--
Lynn Zhao
Base Salary (3)	--	--	120,000	120,000
Stock Options (4)	--	--	--	--
Healthcare Benefits (5)	--	--	As applicable	As applicable
Other Perquisites (6)	--	--	--	--
David A. Holmes
Base Salary (3)	--	--	132,500	132,500
Stock Options (4)	--	--	--	--
Healthcare Benefits (5)	--	--	As applicable	As applicable
Other Perquisites (6)	--	--	--	--

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(1)	Cause is defined in each executive’s employment agreement to include: Conduct that, in the Company's good faith belief, is in violation of Company's General Rules of Conduct, Company policies, guidelines, and procedures, Code of Business Conduct and Ethics as detailed in the Employee Handbook and any other unacceptable conduct which the Employee Handbook states may be cause for discharge. For Cause includes, but are not limited to, the occurrence or existence of any of the following with respect to the Executive, as determined by Company: (i) willful and continuing breach by the Executive of his/her duties under this Agreement; (ii) render services of any kind to others for compensation without authorization from Company; (iii) engage in any other business activity that may materially interfere with the performance of his/her duties under the Agreement; (iv) promote, engage or participate in any business that is competitive in any manner whatsoever with the business of the Company; (v) any act of dishonesty, misappropriation, embezzlement, fraud, willful, gross, or misconduct by the Executive involving Company; including without limitation the misappropriation of Company's proprietary information or assets and the participation of activities relating to insider trading; (vi) the conviction or plea of nolo contendere or the equivalent in respect of a felony involving moral turpitude; and (vii) conduct by the Executive that in the good faith determination of the Company demonstrated unfitness to serve in an executive capacity of a Managerial Employee including, without limitation, a finding by Company or any regulatory authority that the Executive committed acts of employee harassment, violated Company's policies on ethics or legal compliance, violated a material law or regulation applicable to the business of Company, repeated nonprescription use of any controlled substance or the repeated use of alcohol or any other non-controlled substance.

(2)	All reasons for termination except voluntary resignation or termination by the Company for Cause are covered under the terms of the employment agreement as either resignation by the executive for good reason or involuntary termination by the Company without cause. The payment amount is based on a six-month payment period which presumes the Executive has signed a mutual release agreement.

(3)	Except in the case of voluntary resignation or termination for Cause, base salary is continued from the date of termination for two months plus one month for each year of completed service up to a maximum of six months.

(4)	Except in the cases of voluntary resignation or termination for cause, stock options vested as of the date of termination may be exercised for a period of up to one year based on formulas in the executive’s employment agreement. In the event of a change in control, all options granted and outstanding become vested and fully exercisable. In the event of termination for cause or voluntary resignation, stock options vested as of the date of termination may be exercised for a period of 90 days following the termination date. Executives who voluntarily terminate employment with ten years or more of continuous service may exercise vested shares through the expiration date of each grant.

(5)	Except in the cases of voluntary resignation or termination for cause, if the Executive is entitled to the COBRA Benefit, Company shall pay the Executive’s monthly premium for the continuation of the Executive’s health insurance coverage under the COBRA immediately following the Executive’s termination, until the earlier of (a) six (6) months after the Employment Termination Date; or (b) such time as the Executive becomes eligible for alternative health insurance benefits, including health insurance benefits provided by another employer or the state or federal government of the United States.

(6)	There are no perquisites in the compensation packages of any of the executive officers.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

Pursuant to the Delaware General Corporation Law, the Company has adopted provisions in its Certificate of Incorporation that eliminate the personal liability of directors to the Company or its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. In addition, the Company's bylaws require the Company to indemnify the Company's directors and officers and authorize the Company to indemnify its employees and other agents to the fullest extent permitted by law.

The Company has entered into indemnification agreements with each of its current directors and officers that provide for indemnification and advancement of expenses to the fullest extent permitted by Delaware law, including circumstances in which indemnification or the advancement of expenses is discretionary under Delaware law.

The Company believes that the limitation of liability and indemnification provisions in its Certificate of Incorporation and bylaws and the indemnification agreements with its directors and officers enhance its ability to continue to attract and retain qualified individuals to serve as directors and officers. There is no pending litigation or proceeding involving a director, officer, or employee to which these provisions or agreements would apply.

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CORPORATE GOVERNANCE

The Company and its Board of Directors are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, the Company regularly reviews its corporate governance policies and practices to ensure that its policies are consistent with such standards. The Company closely monitors guidance issued or proposed by the Securities Exchange Commission or the Public Company Accounting Oversight Board, the listing standards of the NASDAQ Market, the provisions of the Sarbanes-Oxley Act, the Dodd-Frank Act and pending legislation. As a result of a review of these matters, as well as the emerging best practices of other companies, the Company has implemented the following:

Executive Compensation Authority; Compensation Committee

•	The Compensation Committee of the Board of Directors approves all compensation plans and amounts for the executive officers of the Company, following consultation with management.
•	The Compensation Committee approves all stock option and restricted stock grants, upon the recommendation of management, except director grants, which are approved by the full Board of Directors.
•	The charter of the Compensation Committee makes explicit:
o	the Committee’s ability to retain independent consultants and experts as it sees fit, at the Company’s expense;
o	the Compensation Committee’s responsibility to review and assess the compensation programs.

Director Independence

•	The Board of Directors has confirmed that a majority of the Company's directors are independent, as defined by current SEC regulations and Nasdaq rules.
•	The Company's independent directors hold formal meetings without the presence of management and are chaired by an independent director.
•	The Audit, Compensation, and Nominating Committees consist solely of independent directors. Each Committee is tasked to establish goals, evaluate performance, review the adequacy of its Charter, and recommend changes to the Board of Directors.

Audit Committee

•	All Audit Committee members possess the required level of financial literacy, as required by SEC regulations.
•	Dr. Bass, a member of the Audit Committee, possesses the qualifications of an “audit committee financial expert,” as required by SEC regulations.
•	The Audit Committee’s charter formalizes and makes explicit the following:
o	The Audit Committee's ability to retain independent consultants and experts as it sees fit, at the Company’s expense;
o	The Audit Committee's authority to appoint, review and assess the performance of the Company's independent auditors;
o	The Audit Committee's ability to hold regular executive sessions with the Company's independent auditors and with the Company’s Chief Financial Officer, Controller, and other Company officers directly, as it considers appropriate;
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o	The requirement that the Audit Committee review and approve in advance non-audit services by the Company's independent auditors, as well as related party transactions;
o	The Audit Committee's duty to maintain a formal complaint monitoring procedure (a “whistleblower” policy) to enable confidential and anonymous reporting to the Audit Committee;
o	The Audit Committee's authority over the independent auditors' rotation policy; and
o	The Audit Committee’s responsibility to oversee the Company’s risk management policies and practices.

Other Governance Matters

•	The Company has a formal Code of Business Conduct and Ethics that applies to all officers, directors, and employees.
•	The Company has a requirement that any waiver or amendment to the Code of Business Conduct and Ethics involving a director or officer be reviewed by the Nominating Committee and disclosed to the Company's stockholders.
•	Each of the Compensation Committee, Audit, and Nominating Committees has a written charter.
•	The Company has an Insider Trading Policy, including control procedures to comply with current SEC regulations and Nasdaq rules.
•	The Company has a policy that the Board of Directors reviews its own performance on an at least annual basis.
•	The Company prohibits loans to its officers and directors.

Board Leadership

The Company is focused on its corporate governance practices and values independent board oversight as an essential component of strong corporate performance to enhance stockholder value. Our commitment to independent oversight is demonstrated by the fact that all of our directors, except for Mr. Mills and Ms. Zhao are independent. In addition, all of the members of our Board’s committees are independent. Our Board of Directors acts independently of management and regularly holds independent director sessions without members of management present. In addition, the Company has a separate position of Chairman of the Board which is held by Dr. Bass, an independent director, who provides additional oversight to the management of the Company. Our Board believes that the current board leadership structure is best for the Company and its stockholders at this time as it allows the recommendations and decisions of the President and Chief Executive Officer, who views such recommendations and decisions from a management perspective, to be reviewed and discussed with the Chairman of the Board, who views such recommendations and decisions from the perspective of an independent director.

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Information Security

Our Board recognizes the risks inherent in today's cybersecurity environment. We are committed to proactively researching, implementing, and updating technology security hardware, software, and strategies as the threat landscape around us evolves, ensuring we offer the best protection for our resources and information from unauthorized access. Our governance strategy for information security has been organized as follows:

•	The Audit Committee oversees our information security program; the Audit Committee receives updates from the CTO as necessary.
•	We use a defense in layers approach to risk identification and mitigation and are supported by third-party monitoring, next-generation hardware, and automated logging analysis. We utilize third parties for penetration testing and log evaluation, which provides 24/7 network monitoring to assist in rapid identification and mitigation of any suspicious network access.
•	We conduct company-wide IT security training, supported by quarterly executed simulated email phishing attacks
•	We maintain cybersecurity risk insurance covering risks including ransomware, forensic analysis and recovery, and brand protection.

The Company hasn’t experienced data breach in the last three years.

Risk Management

•	The Company has designated its Chief Financial and Administrative Officer as its Risk Management Officer with responsibility for identifying, assessing, monitoring, and reporting risks that could potentially impact the business.
•	The Company summarizes the primary risks associated with the business in its quarterly and annual reports on Forms 10-Q and 10-K, respectively.
•	The Audit Committee has primary responsibility for Board oversight of risk management. The Audit Committee meets as necessary, and matters involving risk are included in the Audit Committee’s agenda. The Chairman of the Audit Committee who is also Chairman of the Board and the President and Chief Executive Officer conduct calls regularly to review Company operations and such discussions include a review of risk matters as appropriate.

Compensation Risk Considerations

The Company, after reviewing and discussing the compensation programs with the Compensation and Audit Committees of the Board, believes that the programs are balanced and do not motivate or encourage unnecessary or excessive risk-taking. Base salaries are fixed in amount and thus do not encourage risk-taking. While the performance-based awards focus on the achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, the Company’s performance-based award programs represent a small percentage of total compensation opportunities and results are closely monitored at both management and board levels. The Company believes that the programs appropriately balance risk and the desire to focus employees on specific short-term goals important to the Company’s success, and that they do not encourage unnecessary or excessive risk-taking.

Compensation provided to employees in the form of long-term equity awards through stock option grants and restricted stock grants is important to help further align employees’ interests with those of the Company’s stockholders. The Company believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to the Company’s stock price, and since awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

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More details on the Company's corporate governance initiatives, including copies of its Code of Business Conduct and Ethics and each of the Committee charters can be found in the "Corporate Governance" section of the Company's website at https://www.socketmobile.com/about-us/investor-relations/corporate-governance

Policy for Director Recommendations and Nominations

The Nominating Committee considers candidates for Board membership suggested by Board members, management, and the Company's stockholders. It is the policy of the Nominating Committee to consider recommendations for candidates to the Board of Directors from stockholders holding no less than five percent of the total outstanding shares of the Company’s Common Stock who have held such shares continuously for at least 12 months prior to the date of the submission of the recommendation. The Nominating Committee will consider persons recommended by the Company's stockholders in the same manner as nominees recommended by members of the Board of Directors or management.

A stockholder who desires to recommend a candidate for election to the Board of Directors should direct the recommendation in written correspondence by letter to the Company, addressed to:

Chairman of the Nominating Committee

c/o Corporate Secretary

Socket Mobile, Inc.

40675 Encyclopedia Cir.

Fremont, CA 94538

The notice must include:

•	the candidate's name and home and business contact information;
•	detailed biographical data and relevant qualifications;
•	a signed letter from the candidate confirming his or her willingness to serve;
•	information regarding any relationships between the candidate and the Company within the last three years; and
•	evidence of the required ownership of Common Stock by the recommending stockholder(s).

In addition, a stockholder may nominate a person directly for election to the Board of Directors at the annual meeting of the Company's stockholders, provided the stockholder complies with the requirements set forth in the Company's bylaws and the rules and regulations of the Securities and Exchange Commission related to stockholder proposals. The process for properly submitting a stockholder proposal, including a proposal to nominate a person for election to the Board of Directors at an annual meeting, is described on Page 2 in the section entitled "Deadline for Receipt of Stockholder Proposals to be Included in the Company's Proxy Materials."

Where the Nominating Committee has either identified a prospective nominee or determines that an additional or replacement director is required, the Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board of Directors or management. In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating Committee considers a number of factors, including the following:

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•	The current size and composition of the Board of Directors and the needs of the Board of Directors and its various committees.
•	Such factors as judgment, independence, character and integrity, area of expertise, diversity of experience, length of service, and potential conflicts of interest. The Nominating Committee recognizes that diversity in these areas brings value to the collective impact of the Board on the Company. The Company does not consider or make its recommendations based on race, gender, religion, age, sexual orientation, or other matters the Committee deems not relevant to effective board service.
•	Such other factors as the Nominating Committee may consider appropriate.

The Nominating Committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board of Directors:

•	The highest personal and professional ethics and values.
•	Proven achievement and competence in the nominee's field, and the ability to exercise sound business judgment.
•	Skills complementary to those of the existing members of the Board of Directors.
•	The ability to assist and support management and make significant contributions to the Company's success.
•	An understanding of the fiduciary responsibilities required of a member of the Board of Directors, and the commitment of time and energy necessary to carry out those responsibilities diligently.

In connection with its evaluation, the Nominating Committee determines whether it will interview potential nominees. After completing the evaluation and interview, the Nominating Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated, and the Board of the Directors determines the nominees after considering the recommendation and report of the Nominating Committee.

The Nominating Committee believes that the current nominees for director all meet the general criteria for board membership as described in this section. In addition, each nominee brings particular strengths to the Board.

Stockholder Communications to Directors

Stockholders may communicate directly with the members of the Board of Directors by sending an email to proxymaterials@socketmobile.com. The Company's Secretary monitors these communications and ensures that summaries of all received messages are provided to the Board of Directors at its regularly scheduled meetings or directly to the Chairman of the Board if the matter is deemed to be urgent and to require immediate attention of the Board. Where the nature of a communication warrants, Mr. Bass, Chairman of the Board, may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or a non-management director, or the Company's management or independent advisors, as appropriate. Mr. Bass also determines whether any response to a stockholder communication is necessary or warranted and whether further action is required.

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Director Independence

In January 2024, the Board of Directors undertook a review of the independence of its directors and considered whether any director had a material relationship with the Company or its management that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, the Board of Directors affirmatively determined that all of the directors of the Company, with the exception of Mr. Mills, the Company's President and Chief Executive Officer, and Ms. Zhao, the Company’s Vice President of Finance and Chief Financial Officer, are independent of the Company and its management under the corporate governance standards of the Nasdaq Market.

Code of Business Conduct and Ethics

The Board of Directors has a Code of Business Conduct and Ethics that is applicable to all employees, executive officers, and directors of the Company, including the Company's senior financial and other executive officers. The Code of Business Conduct and Ethics is intended to deter wrongdoing and promote ethical conduct among the Company's directors, executive officers, and employees. The Code of Business Conduct and Ethics is available on the Company's website at https://www.socketmobile.com/about-us/investor-relations/corporate-governance. The Company will also post any amendments to or waivers from the Code of Business Conduct and Ethics on its website. There were no changes to the Code of Business Conduct and Ethics in 2023.

Sustainability

•	We remain committed to minimizing our impact on the environment. Our environmental policies are published on http://www.socketmobile.com/support/recycling-center
•	We are committed to providing each employee with a safe, welcoming, and inclusive work environment and culture that enables them to contribute fully and develop to their highest potential.
•	We champion employee flexibility. Most of our workforce operates remotely, in response to feedback from employee engagement surveys that highlighted the desire for flexibility of remote work. This feedback, combined with our enhanced IT infrastructure supporting productivity and collaboration, has led to our remote work approach. We remain committed to exploring ways to enhance flexibility while retaining our collaboration culture and meeting our business objectives.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee comprised of three of the Company's independent directors. The Audit Committee oversees the Company's financial processes on behalf of the Board of Directors, although management has the primary responsibility for preparing the financial statements and maintaining the Company's financial reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including discussing the quality of the accounting principles, the reasonableness of significant judgments, including the identification and assessment of risks, and the clarity of disclosures in the financial statements. The Audit Committee has a written charter, a copy of which is posted on the Company’s website at https://www.socketmobile.com/about-us/investor-relations/corporate-governance.

The Audit Committee reviewed the 2023 financial statements with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles, as well as their judgment as to the quality, not just the acceptability, of the Company's accounting principles. The Audit Committee also discussed such other matters as the auditors are required to discuss with the Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence.

The Audit Committee also discussed with the Company's independent auditors the overall scope and results of their audit of the financial statements. The Audit Committee met periodically with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held one meeting with the auditors regarding their audit of the Company’s annual financial statements for the year ended December 31, 2023. In addition, a meeting among the members of the Audit Committee, the Company’s auditors, and management was held each quarter during fiscal 2023 to review the Company’s quarterly financial reports prior to their issuance.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has concurred, that the Company’s audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2023. The Audit Committee also approved the appointment of Sadler, Gibb & Associates, LLC as the Company's independent auditors for the years ended December 31, 2012, through 2023 and has recommended approval of the stockholders for the year ending December 31, 2024.

The foregoing report has been submitted by the undersigned in our capacity as members of the Audit Committee of the Board of Directors.

AUDIT COMMITTEE

Charlie Bass
Bill Parnell
Dated: March 27, 2024	Giacomo Marini

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RELATED PERSON TRANSACTIONS

Since January 1, 2022 , we have engaged in the following transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Enrico Mills, adult son of Kevin Mills, serves as General Manager of Applications. In 2022, he received total cash compensation of $153,375 (consisting of salary), perquisites in the amount of $0, and a grant of 6,000 restricted stock awards with an aggregate grant date fair value of $22,620 that are scheduled to vest in equal annual installments over four years from the grant date, subject to continued service with us. In 2023, he received total cash compensation of $159,000 (consisting of salary), perquisites in the amount of $0, and a grant of 8,700 restricted stock awards with an aggregate grant date fair value of $20,619 that are scheduled to vest in equal annual installments over four years from the grant date, subject to continued service with us. Enrico Mills’ current annual base salary is $159,000.

On May 26, 2023, the “Company completed a secured subordinated convertible note financing of $1,600,000. Our Named Executive Officer, Kevin Mills, CEO and a Board director, is among the group of accredited investors who participated in the offering. Mr. Mills purchased a secured subordinated convertible note in the principal amount of $500,000. In addition, Charlie Bass, Chairman of the Company’s Board of Directors and Bill Parnell, the Company’s Board director, were also among the group of accredited investors who participated in the offering. Mr. Bass purchased a subordinated convertible note in the principal amount of $1,000,000 and Mr. Parnell purchased a subordinated convertible note in the principal amount of $100,000.

The secured subordinated convertible notes (the “Notes”) have a three-year term and will mature on May 26, 2026. The interest rate on the Notes is 10% per year, payable quarterly in cash. The holder of each Note may require the Company to repay the principal amount of the Note plus accrued interest at any time after May 26, 2024. The Notes are secured by the assets of the Company and are subordinated to the Company’s debts with Western Alliance Bank, its senior lender. The principal amount of each Note is convertible at any time, at the option of the holder, into shares of the Company’s common stock at a conversion price of $1.34 per share. Failure to pay the principal payment or any interest payment (with 5 days delinquency) when due are events of default under the Notes.

On June 21, 2023, the Company filed a Registration Statement to provide for resales of 1,194,027 shares of Common Stock issuable upon conversion of the Notes.

OTHER MATTERS

The Company knows of no other matters to be submitted at the 2024 Annual Meeting of Stockholders. If any other matters properly come before the 2024 Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. Please complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed or otherwise vote your shares via telephone or internet as available.

Dated: March 27, 2024	THE BOARD OF DIRECTORS